rakez
RAS AL KHAIMAH ECONOMIC ZONE

LONG TERM PLOT LEASE AGREEMENT	عقد إيجار أرض طويل الآجل
Ref #:0000002007840	مرجع رقم: 0000002007840
Particulars	التفاصيل:
1. **Effective Date** 15-04-2018	**1.** تاريخ سريان العقد: 15-04-2018
2. **Expiry Date** 21-01-2043	**2.** تاريخ الإنتهاء: 21-01-2043
3. **Term** A total of 25 Year(s) including the Grace Period.	**3.** مدة العقد: إجمالى 25 سنة شاملة فترة السماح.
4. **Grace Period:** 06 Months in the 2nd Year	**4.** فترة السماح: 06 أشهر في العام الثاني
5. Parties	**5.** الأطراف
1. **RAK Economic Zone** having its administrative office at Ras Al Khaimah, United Arab Emirates **("the Lessor")**;	**1.** **منطقة راس الخيمة الاقتصادية**، ويقع مقرها الادارى في راس الخيمة، دولة الامارات العربية المتحدة **("المؤجر")**؛
and	و
2. "Zedn Industries FZ-LLC", a company duly incorporated under the laws United Arab Emirates/ Rules and Regulations of the Lessor, whose registered address is located at As per the license, United Arab Emirates Tel. No. , Fax No. (represented by Mhd Zaher Daboul (Manager),(**"the Lessee"**);	**2.** "Zedn Industries FZ-LLC"، شركة مسجلة ومرخصة أصولاً وفقاً لقوانين دولة الامارات العربية المتحدة، وقوانين المؤجر، وعنوانه المسجل فى كما في الرخصة ، دولة الامارات العربية المتحدة، تليفون: ، فاكس: ، ويمثلها زاهر دابول محمد,(Manager) , **("المستأجر")**؛
6. Plot	**6.** الأرض
Plot located at the Site as defined in Clause 1.1 of the Terms and Conditions.	قطعة أرض وموقعها كما هو موضح فى البند 1.1 من هذة الشروط والأحكام.

Area in Sq. M. **المساحة بالمتر المربع**	**No. Plot** **قطعة أرض رقم**	**Zone Classification** **المنطقة**	**Location** **الموقع**
3,205.74	PL024	Freezone	Al Hulaila Industrial Zone-FZ

7. **Area of the Plot in Square Meter**	**7.** مساحة الأرض بالمتر المربع
THREE THOUSAND, TWO HUNDRED FIVE square meter (3,205.74sq. m.) as detailed in schedule	THREE THOUSAND, TWO HUNDRED FIVE متر مربع (3,205.74 م^2) كما هو موضح بالجدول

RAKEZ
RAS AL KHAIMAH
ECONOMIC ZONE

8. Rent	**8. بدل الإيجار**
The Rent payable on the Effective Date is calculated at a rate of United Arab Emirates Dirhams TWENTY FIVE (AED 25.00) per square meter of the Plot per annum. The annual rent a total amount of United Arab Emirates Dirham EIGHTY THOUSAND, ONE HUNDRED FORTY THREE (AED 80,143.50); subject to review in accordance with item 9(c) and 9 (d) of the Particulars.	يتم سداد بدل الإيجار في تاريخ السريان ويحتسب على أساس TWENTY FIVEدرهم إماراتي (درهم 25.00) للمتر المربع من الأرض سنويا. إجمالي الإيجار السنوي مبلغ وقدره EIGHTY THOUSAND, ONE HUNDRED FORTY THREE درهم اماراتى (درهم 80,143.50)؛ خاضعة للمراجعة وفقا للبند 9 (ج) و 9 (د) من التفاصيل.
9. Payment of Rent	**9. سداد بدل الإيجار**
(a) Delay Penalty	أ. غرامة التأخير
AED 219.57 per day of delay.	219.57 درهم غرامة تأخير عن كل يوم.
(b) Rent Increment - N/A	ب. زيادة بدل الإيجار - N/A
A rent increment of every Year(s) from the payable Rent shall be applied starting from . (N/A)	زيادة بنسبة من بدل الإيجار كل سنة يتم تطبيقها بدءاً من من تاريخ. (N/A)
(c) Rent Review	ج. تاريخ مراجعة بدل الإيجار
1. In addition to Clause 9 (c) hereof, the Rent shall be subject to review by the Lessor. The first Rent review shall take place on 22-01-2023. 2. After the period of 5 years from the date of the first rent review as explained in the previous paragraph, the rent shall be reviewed every 5 years, taking in account the market rentals in Ras Al Khaimah at such time. In no case the Rent shall be reviewed to a rent that is less than the payable Rent at the time of such review.	1. بالإضافة إلى فقرة 9 (ج) من هذا العقد، يخضع بدل الإيجار للمراجعة من قبل المؤجر. تتم أول مراجعة لبدل الإيجار بتاريخ 22-01-2023. 2. وبعد مرور فترة 5 سنوات من تاريخ أول مراجعة لبدل الإيجار كما هم مبين بالفقرة السابقة يتم مراجعة بدل الإيجار كل 5 سنوات، مع الأخذ في الاعتبار اسعار إيجارات العقارات المماثلة بالسوق في رأس الخيمة في ذلك الوقت. في أي حال من الأحوال لا يجوز أن يصبح بدل الإيجار الخاضع للمراجعة أقل من بدل الإيجار المعتمد فى تاريخ المراجعة.
10. Security Deposit	**10. دفعة التأمين**
The Lessee shall pay a security deposit amounting to AED 8,014.35	يقوم المستأجر بسداد دفعة التأمين مبلغ مقدره 8,014.32درهم.
11. Completion of Construction	**11. اكتمال الإنشاءات**
A period approved by RAKEZ.	فترة وافقت عليها راكيز.
12. Permitted Uses	**12. الاستخدامات المسموح بها**
As per the activities stated in the license issued to the Lessee.	حسب النشاط المحدد بالرخصة التجارية الصادرة للمستأجر.
13. This Lease is subject to the attached Terms and Conditions.	**13. يخضع العقد للشروط والأحكام المرفقة.**

Signed by:	التوقيع:
RAK Economic Zone	مناطق رأس الخيمة الاقتصادية
Name: Mucarram Careem	الاسم: مكرم كريم
Title:	المنصب:
The Lessee:	عن المستأجر
Name: Mhd Zaher Daboul	الاسم: زاهر دابول محمد
Title: Manager	المنصب: Manager

LONG TERM PLOT LEASE AGREEMENT	اتفاقية إيجار أرض طويلة الأجل
Terms & Conditions	الشروط والاحكام
This terms and conditions (the "Terms and Conditions") is made on the 15-04-2018 by and between the Parties named in the Particulars of the Agreement and is effective from the Effective Date.	حررت هذه الشروط والأحكام ("الشروط والأحكام") في يوم 15-04-2018 بين الأطراف الواردة أسمائها في التمهيد وتسري بداية من تاريخ السريان.
BACKGROUND	**معلومات عامة**
a. The Lessor is entitled to lease the Plot more described in the Particulars and the Schedule (4).	**أ.** حيث أن للمؤجر الحق بتأجير الأرض، المبينة تفاصيلها بصورة أكثر في تفاصيل عقد الإيجار والملحق (4).
b. The Lessor has leased out to the Lessee the Plot and the Lessee accepts such lease of the Plot in accordance with the rights, exceptions and conditions set forth in the Agreement, to enable the Lessee to design, construct, operate, manage and maintain the Project on the Plot in accordance with this Terms and Conditions.	**ب.** قام المؤجر بتأجير الأرض للمستأجر وقبل المؤجر هذا الإيجار وفقاً للحقوق والاستثناءات والشروط المنصوص عليها في الاتفاقية لتمكين المستأجر من تصميم وبناء وتشغيل وإدارة وصيانة المشروع على الأرض وفقا لهذه الشروط والأحكام.
THE PARTIES AGREE as follows:	**اتفق الطرفان** على ما يلي:
1. **DEFINITIONS**	1. **التعريفات**
1.1. In this Terms and Conditions:	**1.1. في هذه الشروط والاحكام:**
AED: means UAE Dirhams, the lawful currency of the United Arab Emirates.	**درهم:** تعني درهم الإمارات وهو العملة الرسمية للإمارات العربية المتحدة.
Agreement: means the long term plot lease agreement consisting of the Particulars (as amended from time to time) and this Terms and Conditions together with the Schedules therein.	الاتفاقية: تعني اتفاقية إيجارالأرض طويلة الأجل المكونة من تفاصيل عقد الإيجار (وفقاً لتعديلاتها من وقت لآخر) وهذه الشروط والأحكام مع الملحقات الواردة هنا.
Applicable Law :means the applicable federal laws of the United Arab Emirates, and the local laws and regulations in Ras Al Khaimah and the Rules and Regulations of RAK Economic Zone Authority	**القانون المعمول به:** يعني القوانين الإتحادية المعمول بها في الإمارات العربية المتحدة والقوانين واللوائح المحلية المعمول بها في رأس الخيمة ولوائح هيئة مناطق رأس الخيمة الاقتصادية.
Approvals: means approvals, permits, licences, consents, authorizations, registrations, grants and acknowledgements and any other form of approval or authorization.	**الموافقات:** تعني التصديقات والتصاريح والرخص والموافقات والتفويضات والتسجيلات والمنح والإقرارات وأي صيغة أُخرى للتصديق أو التفويض..
Approved Master Plan: means the final Master Plan duly approved by the Lessor in accordance with Clause 4, as may be amended from time to time in accordance with Clause 4.6.	**المخطط العام المعتمد:** يعني المخطط العام النهائي المعتمد أصولاً من المؤجر وفقاً لما ورد في المادة 4 والذي قد يطرأُ عليه تعديل من حين لآخر وفقاً لما ورد في المادة 4.6.

Approved Plans and Procedures: means any plans and procedures required to develop the Project by the Lessee and approved by the Lessor under and in accordance with the Master Plan.	**الخطط والإجراءات المعتمدة:** تعني أي خطط وإجراءات مطلوبة لقيام المستأجر بتطوير المشروع مع اعتماد المؤجر إياها وفقاً لما ورد في المخطط العام.
Auditors: means internationally recognized and reputable auditors, the identity of which is agreed by the Parties.	**مدققوا الحسابات:** تعني مدققوا الحسابات المعروفين على المستوى العالمي وقد وافق الطرفان على هويته.
Civil Code: means the United Arab Emirates law of civil transactions, being Federal Law No. 5 of 1985, as amended from time to time.	**القانون المدني:** يعني قانون المعاملات المدنية الإماراتي رقم 5 لعام 1985 وفقاً لما طرأ عليه من تعديلٍ من حينٍ لآخر.
Completion of Construction: has the meaning set out in Clause 5.2.	**إنجاز عملية الإنشاء:** يكون له المعنى الوارد في البند 5.2.
Conditions Subsequent: has the meaning given in Clause 3.2.	**الشروط اللاحقة:** يكون لها المعنى الوارد في البند 3.2.
Construction Phase: means, in respect of a Project Facility, that phase described as the "construction phase" in the Approved Plans submitted to the Lessor as per the Development Regulations.	**مرحلة الإنشاء:** تعني فيما يتعلق بأي منشأة بالمشروع المرحلة التي ورد وصفها كـ"مرحلة الإنشاء" في الخطط المعتمدة المقدمة للمؤجر وفقاً لما ورد في أنظمة التطوير.
Delay Penalty: means the daily amount at the rate mentioned in the Particulars to be paid by the Lessee to the Lessor in case the Lessee fails to pay any sum payable under the Agreement or any part of that sum on the due date. For the purpose of computing the Delay Penalty, a fraction of a day of delay is considered as one (1) whole day of delay.	**غرامة التأخير:** تعني المبلغ اليومي الإيجار اللازم دفعه من قبل المستأجر إلى المؤجر بالمعدل المذكور في تفاصيل عقد لقاء التأخير/القصور من جانب المستأجر في أداء التزامات معينة وفقاً للاتفاقية. ولحساب غرامة التأخير يتم إحتساب الجزء من اليوم على أنه يوم كامل.
Design Phase: means, in respect of the Project and/or a Project Facility, that phase described as the "design phase" in the Approved Plans and Procedures submitted to the Lessor as per the Development Regulations.	**مرحلة التصميم:** تعني فيما يتعلق بالمشروع و/ أو أي منشأة بالمشروع المرحلة التي ورد وصفها كـ "مرحلة التصميم" في الخطط والإجراءات المعتمدة المقدمة للمؤجر وفقاً لما ورد في أنظمة التطوير.
Detailed Design Drawings: means the detailed drawings of the Project Facilities submitted to the Lessor as per the Approved Master Plan and the Development Regulations.	**الرسوم التفصيلية للتصميم:** تعني الرسوم التفصيلية لمنشآت المشروع المقدمة للمؤجر وفقاً لما ورد في أنظمة التطوير.
Effective Date means the date as set out in the Particulars.	**تاريخ السريان:** يعني التاريخ المنصوص عليه في تفاصيل عقد الإيجار.
Expiry Date means the date as set out in the Particulars.	**تاريخ الانتهاء:** يعني التاريخ المبين في تفاصيل عقد الإيجار.
Facility Start-Up Certificate: means the certificate issued by or on behalf of the Lessor for each Project Facility pursuant to Clause 5.2.	**شهادة بدء تشغيل المنشأة:** تعني الشهادة التي يصدرها المؤجر أو تصدر نيابة عنه بشأن كل منشأة بالمشروع وفقاً لما ورد في البند 5.2.
Force Majeure: means any events or circumstances (or a combination of events or circumstances) which are beyond the reasonable control of the relevant Party (and, in the case of the Lessee, acting and having acted as a Reasonable and Prudent Operator) resulting in or causing the failure by that Party to	**القوة القاهرة:** تعني أي واقعات أو ظروف (أو مجموعة من الواقعات والظروف) خارج نطاق السيطرة المعقولة للطرف المعني (وفي حالة المستأجر الذي يتصرف أو يكونُ قد تصرف كمشغل عاقل حريص) ينتجُ عنها أو قد تؤدي إلى عدم قيام

perform any of its obligations under the Agreement (whether in whole or in part), which failure could not, in the case of the Lessee, have been prevented or overcome by the exercise by it of the standard of a Reasonable and Prudent Operator, provided that the failure or inability to make any payment or adverse economic conditions shall not be capable of constituting or causing Force Majeure.	ذلك الطرف بأيٍّ من التزاماته في ظل هذه الاتفاقية (كلياً أو جزئياً) ولم يكن بإمكان المستأجر تجنب ذلك أو التغلب عليه بالعمل وفقاً للمواصفات القياسية لأي مشغل عاقل حريص شريطة ألا يُمثل عدم سداد أو عدم القدرة على سداد أي مبلغ أو شروط مالية معاكسة حالة قوة قاهرة أو يتسبب فيها.
Grace Period: means a period in which the Rent payable by the Lessee is waived, being the period of time referred to in the Particulars. For the avoidance of doubt, any initial monies paid by the Lessee at any time prior to the expiry of this Grace Period shall be part of, and set off against, the Rent payable for the periods following the expiry of such Grace Period.	**فترة السماح:** تعني أي فترة يجري التنازل خلالها عن القيمة الإيجارية المستحقة على المستأجر وهى الفترة التي وردت الإشارة إليها في التمهيد. وتجنباً للشك، تُمثل أي أموال مبدئية يدفعها المستأجر في أي وقتٍ قبل انقضاء أجل فترة السماح جزءاً من القيمة الإيجارية المستحقة وتُجرى المقاصة على أساسها بالنسبة للمدد التي تحل بعد انقضاء أجل فترة السماح المذكورة.
Government Fees: means taxes, duties, charges, assessments, impositions and other fees of any description and imposed by the Regulatory Authority.	**الرسوم الحكومية:** تعني الضرائب والحقوق والرسوم والتقييمات والجبايات والرسوم الأخرى أياً كان وصفها المفروضة من السلطة التنظيمية.
Infrastructure: means the provision of roads, electricity, potable water, and telecommunication facilities as more clearly set out in Schedule 3 attached hereto.	**البنية التحتية:** تعني توفير الطرق والكهرباء والمياه الصالحة للشرب، ومرافق الاتصالات السلكية واللاسلكية المبينة بشكل أكثر وضوحا في الملحق 3 المرفق بهذه الاتفاقية.
License :means approval granted to the Lessee by RAK Economic Zone Authority to exercise the Permitted Uses.	**الترخيص:** يعني الموافقة الممنوحة للمستأجر من قبل هيئة مناطق رأس الخيمة الأقتصادية لممارسة الأستخدامات المسموح بها.
Development Regulations: means the Lessor's Development Regulations and other guidelines, as amended from time to time.	**أنظمة التطوير:** تعني أنظمة التطوير والإرشادات الأخرى المعدلة من وقت لآخر والموضوعة من قبل المؤجر.
Master Plan: has the meaning given in Clause 4.1, and shall include, as a minimum, each of the matters referred to in Schedule (2).	**الخطة الرئيسية:** لها المعنى الوارد في البند 4.1 وتتضمن كحد أدنى كل الأمور المشار إليها في الملحق (2).
Building Permit: has the meaning given in Clause 4.7.	**ترخيص البناء:** له المعنى الوارد في البند 4.7.
Operation and Maintenance Phase means, in respect of the Project and/or a Project Facility, that phase described in the Approved Plans submitted by the Lessee as per the Development Regulations and as more particularly defined in the Approved Master Plan as the "operation and maintenance phase" in respect of the Project and/or that Project Facility.	**مرحلة التشغيل والصيانة:** تعني فيما يتعلق بالمشروع و/ أو أي منشأة بالمشروع تلك المرحلة التي ورد وصفها في الخطط المعتمدة التي قدمها المستأجر وفقاً لما ورد في أنظمة التطوير وكما ورد تعريفها تحديداً في المخطط العام المعتمدة تحت اسم "مرحلة التشغيل والصيانة" فيما يتعلق بالمشروع و/ أو تلك المنشأة من المشروع.
Particulars: means the particulars of the Agreement.	**تفاصيل عقد الإيجار:** تعني التفاصيل الواردة في الاتفاقية.

Party: means a party to the Agreement, and Parties means both of them.	**الطرف:** تعني أي طرف بهذه الاتفاقية. والطرفان تعني كلا الطرفين.
Permitted Uses: has the meaning given in the Clause 12 of the Particulars.	**الاستخدامات المسموح بها:** يكون له المعنى الوارد في المادة 12 من التمهيد.
Phase: means any of the three main phases, being the Design Phase, the Construction Phase and the Operation and Maintenance Phase, and as more particularly set out in the Development Regulations.	**مرحلة:** تعني أحد المراحل الأساسية الثلاثة وهي مراحل التصميم والإنشاء والتشغيل والصيانة حسبما وردت بمزيد من التفصيل في أنظمة التطوير.
Plot: means the plot of land in the areas owned and/or managed by the Lessor, more particularly described in the Particulars and Schedule (4).	**الأرض:** تعني قطعة الأرض في المناطق التي يملكها و/أو يديرها المؤجر، والمبينة بمزيد من التفصيل في تفاصيل عقد الإيجار والملحق (4).
Project: means the Project Facilities to be constructed on, and all activities to be conducted from the Project Facilities and at the Plot as described in Schedule 1 and (if applicable, as revised) described in further detail in the Approved Master Plan, together with all ancillary facilities and activities, which must be adherent to the Development Regulations.	**المشروع:** يعني مرافق المشروع المزمع إنشاؤها وكذلك جميع الأنشطة التي تُدار من منشآت المشروع وفي الموقع وفقاً للوصف الوارد في الملحق 1 و(إذا كان ذلك مُطبقاً، وفقاً لما يجرى عليه من تعديل) وحسبما ورد بمزيد من التفصيل في المخطط العام المعتمد وكذلك جميع المنشآت والأنشطة الإضافية، والتي يتوجب أن تكون جميعها متوافقة مع أنظمة التطوير.
Project Agreements means:	**اتفاقيات المشروع تعني:**
a. the Agreement; and	(أ) هذه الاتفاقية؛ و
b. those agreements defined as such in Clause 7.3.	(ب) تلك الاتفاقيات التي ورد تعريفها في البند 7.3.
Project Facilities means each of the project facilities described in Schedule 1 and (if applicable, as revised, in accordance with the Development Regulations) described in further detail in the Approved Master Plan, together with any other facilities which the Parties agree are project facilities for the purposes of the Agreement.	**منشآت المشروع:** تعني كل مرفق من مرافق المشروع التي ورد وصفها في الملحق 1 (مع ما يلزم من مراجعات وفقاً لما ورد في أنظمة التطوير) والتي ورد وصفها بمزيد من التفصيل في المخطط العام المعتمد وكذلك أي منشآت أخرى يتفق الطرفان أنها تُمثل منشآت بالمشروع لأغراض هذه الاتفاقية.
Project Successors has the meaning given in Clause 14.2.	**خلف المشروع:** يكون له المعنى الوارد في البند 14.2.
Reasonable and Prudent Operator: means a person seeking in good faith to perform its contractual obligations and, in so doing and in the general conduct of its undertaking, exercising that degree of skill, diligence, prudence, and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking and under the same or similar circumstances and conditions, and any reference to the standard of a Reasonable and Prudent Operator shall be a reference to such degree of skill, diligence, prudence and foresight.	**مشغل عاقل حريص:** يعني أي شخص يسعى بنية حسنة للوفاء بالتزاماته التعاقدية ويمارس في سبيل ذلك وفي الإدارة العامة لالتزاماته تلك الدرجة من المهارة والعناية والبصيرة المتوقعة بشكل معقول وعادي من مشغل يتمتع بالمهارة والخبرة ويعمل في ذات النوع من المشروعات ويخضع لذات الظروف والشروط وتمثل أي إشارة إلى المعيار القياسي لأي مشغل عاقل حريص إشارة لتلك الدرجة من المهارة والعناية والحرص والبصيرة.

Regulatory Authorities means Ras Al Khaimah Municipality, Ras Al Khaimah Civil Defence Department, Environment Protection & Development Authority and any other relevant authority having jurisdiction over the Plot, or the Project or the Site.	**الهيئات التنظيمية:** تعني بلدية رأس الخيمة، إدارة الدفاع المدني برأس الخيمة، هيئة حماية البيئة والتنمية وأي هيئة معنية أُخرى يقع الموقع أو الأرض أو المشروع ضمن اختصاصها.
Rent: means the rent payable by the Lessee to the Lessor and calculated in accordance with the Particulars and Clause 9.	**بدل الإيجار:** تعني القيمة الإيجارية المستحقة على المستأجر والمتوجب دفعها للمؤجر، وتُحسب تلك القيمة وفقاً لما ورد في التمهيد والبند 9.
Site: refers to the areas which are owned, managed and/or supervised by the Lessor.	**موقع:** يعني المنطقة المملوكة، و/أو التي يتم إدارتها والاشاف عليها من قبل المؤجر.
Term: means the period as set out in the Particulars, commencing on the Effective Date and expiring on the earlier of the Termination Date or the Expiry Date.	**المُدة:** تعني المدة وفقاً لما ورد في التمهيد التي تبدأ في تاريخ السريان وتنتهي في تاريخ الإنهاء المبكر أو تاريخ الانتهاء.
Termination Date: has the meaning given in Clause 14.1.	**تاريخ الإنهاء:** يكون له المعنى الوارد في البند 14.1.
1.2. Interpretation	**1.2. التفسير**
a) Where the context requires, words importing the singular shall include the plural and vice versa.	**(أ)** تتضمن الكلمات الواردة بصيغة المفرد صيغة الجمع والعكس صحيح إذا اقتضى السياق ذلك.
b) Where the context requires, words importing persons shall include firms and corporations, government entities, or any association or partnership (whether or not having a separate legal personality) or any combination of any of them.	**(ب)** تشمل الكلمات التي تشير إلى أشخاص المؤسسات والشركات والهيئات الحكومية أو أي جمعية أو شركة تضامن (سواءً أكانت تتمتع بشخصية قانونية مستقلة أم لا) أو أي مزيج منها.
c) A reference in the Agreement to any Clause, sub-clause or paragraph is, except where it is expressly stated to the contrary, a reference to such Clause, sub-clause or paragraph in the Agreement.	**(ج)** تمثل أي إشارة في هذه الاتفاقية لأي بند أو بندٍ فرعي أو فقرة، ما لم يرد نص صريح بخلاف ذلك، إشارة إلى ذلك البند أو البند الفرعي أو الفقرة الواردة في هذه الاتفاقية.
d) Headings are for convenience of reference only.	**(د)** وردت العناوين لتسهيل الرجوع إليها فقط.
e) References to the Agreement or to any other document, contract or agreement shall include a reference to each permitted variation of or supplement to the Agreement and such document, contract or agreement as amended, extended, varied or supplemented from time to time.	**(ه)** تتضمن أي إشارة إلى هذه الاتفاقية أو أي مستند أو عقد أو اتفاقٍ إشارةً إلى كل تعديل أو إضافة جائزة تطرأ على هذه الاتفاقية أو ذلك المستند أو العقد أو الاتفاق وفقاً لما يطرأ عليه من تعديل أو تمديد أو تغيير أو إضافة من حين لآخر.
f) References to any laws (including Applicable Laws) shall include any laws, rules, regulations, decrees, statutes or provisions of them which amends or replaces or has amended or replaced the laws and shall include any subordinate legislation made under any such instruments.	**(و)** تتضمنُ الإشارات الواردة إلى أي قوانين (بما في ذلك القوانين الواجبة التطبيق) إشارة إلى أي قوانين أو قواعد أو لوائح أو أوامر أو مراسيم أو أحكام بها تُعدِّل تلك القوانين أو تستبدلها أو تكون قد عدلتها أو استبدلتها وتتضمن أي تشريع فرعي يُسن بموجب أيٍّ من هذه المحررات.

g) The Agreement shall be binding on and ensure to the benefit of the Parties and their successors and permitted assigns.	(ز) تُلزم هذه الاتفاقية الطرفين وتصب في صالح خلفهما والمتنازل لهم المصرح بهم.
h) The Particulars and the following schedules to the Agreement (the **"Schedules"**) form part of the Agreement and shall have full effect as if set out in full in the body of the Agreement, and any reference to the Agreement includes the Particulars and Schedules:	(ح) تشكلُ تفاصيل عقد الإيجار والملاحق التالية المرفقة بهذه الاتفاقية (ويُشارُ إليها فيما بعدُ بـ: "الملاحق") جزءاً لا يتجزأ من هذه الاتفاقية ويكون له كامل النفاذ والأثر وكأنها قد وردت بالكامل في متن هذه الاتفاقية وتتضمن أي إشارة لهذه الاتفاقية وتفاصيل عقد الإيجار والملحقات:
Schedule 1: The Project Description	الملحق 1 : وصف المشروع
Schedule 2: Matters for inclusion in the Master Plan	الملحق 2 : المسائل المراد إدراجها في الخطة الرئيسية
Schedule 3: The Infrastructure	الملحق 3 : البنية التحتية
Schedule 4: Site Description and Affection Plan	الملحق 4: وصف الموقع والمخطط التفصيلي
i) All dates and periods of time are to be construed in accordance with the Gregorian calendar.	(ط) يجب تفسير جميع التواريخ والفترات الزمنية طبقًا للتقويم الميلادي.
2. TERM	2. مدة الإيجار
2.1. The Agreement shall continue in full force and effect from the Effective Date until the Expiry Date, unless extended in accordance with Clause 2.2 or terminated earlier in accordance with this Terms and Conditions.	2.1. تستمر الاتفاقية سارية المفعول ونافذة اعتباراً من تاريخ السريان حتى تاريخ الانتهاء، ما لم يتم تمديدها وفقا للبند 2.2 أو إنهاؤها قبل ذلك وفقًا لهذه الشروط والأحكام.
2.2. Not less than twelve (12) months prior to the Expiry Date, the Lessee shall give written notice to the Lessor advising of its intention to renew or not to renew the Agreement. In the event that a notice of intention to renew is given, the Agreement shall be renewed upon the Lessor's sole and absolute discretion and on terms and conditions to be agreed by the Parties. If the Lessee does not give notice to the Lessor advising of its intention to renew or not to renew the Agreement, and/or in the event that the Lessor and the Lessee cannot agree to terms and conditions for a renewed agreement, in accordance with this Terms and Conditions, then the Lessee shall vacate the Plot on the Expiry Date and handover the Plot to the Lessor.	2.2. يتعين على المستأجر خلال مدة لا تقل عن اثني عشر (12) شهراً قبل تاريخ الانتهاء أن يوافي المؤجر بإخطارٍ كتابي يخطره فيه بعزمه على تجديد أو عدم تجديد هذه الاتفاقية. وفي حالة تقديم إخطار بالعزم على تجديد الاتفاقية، تُجدَّدُ هذه الاتفاقية بناء على الإرادة المطلقة والمنفردة للمؤجر ووفقاً للبنود والشروط التي يتفق عليها الطرفان. إذا لم يوافِ المستأجر المؤجر بعزمه على تجديد أو عدم تجديد هذه الاتفاقية و/أو في حال عدم توصل المستأجر والمؤجر على بنود وشروط أي اتفاقية مجددة وفقاً لما ورد في هذه البنود، ففي هذه الحالة يتعين على المستأجر إخلاء الموقع في تاريخ الانتهاء وتسليمه للمؤجر.
3. LESSEE's RIGHT IN RESPECT OF THE PROJECT	3. حق المستأجر فيما يتعلق بالمشروع
3.1. Rights of the Lessee on the Project	3.1. حقوق المستأجر في المشروع
Subject to Clause 3.2 and to other terms and conditions set forth in the Agreement, the Lessor hereby grants to the Lessee the right to:	وفقاً لما ورد في البند 3.2 والشروط والأحكام الآخرى المبينة فى الإتفاقية، يمنح المؤجر للمستأجر بموجبها الحقوق التالية:

a) design and to construct the Project Facilities and to operate, manage and maintain the Project; and		(أ) تصميم وإنشاء منشآت المشروع وتشغيل المشروع وإدارته وصيانته؛ و
b) occupy the Plot, on the terms and conditions set out in this Terms and Conditions and in accordance with the Development Regulations for the period commencing on the Effective Date and continuing until the earlier of the Termination Date or the Expiry Date.		(ب) شغل الموقع وفقاً للبنود والشروط الواردة في هذه الشروط والأحكام وطبقاً لما ورد في أنظمة التطوير طوال المدة التي تبدأ من تاريخ السريان وتستمر حتى الإنهاء المبكر للاتفاقية أو انقضاء أجلها.
3.2. Conditions		**3.2. الشروط**
a) The granting by the Lessor of the rights to the Lessee under Clause 3.1 is subject to satisfaction by the Lessee of the following conditions (**"Conditions Subsequent"**):		(أ) يتوقف منح المؤجر الحقوق للمستأجر وفقاً لما ورد في البند 3.1 على وفاء المستأجر للشروط التالية (ويُشارُ إليها فيما بعد بـُ: **"الشروط اللاحقة"**):
b) Within one hundred and twenty (120) days from the Effective Date, the Lessee shall submit the following documentation and information to the Lessor:		(ب) يُقدم المستأجر في غضون مائة وعشرين (120) يوماً من تاريخ السريان للمؤجر المستندات والمعلومات التالية:
i. The detailed business plan approved by the Lessor;		i. خطة العمل التفصيلية الموافق عليها من قبل المؤجر؛ و
ii. A Master Plan inclusive of a component description/detailed drawings and land allocation, all in accordance with the Development Regulations;		ii. المخطط العام الذي يتضمن وصف/ رسوم كل عنصر من العناصر وتخصيص الأرض وفقاً لما ورد في أنظمة التطوير؛ و
iii. Utilities Requirement Study;		iii. دراسة متطلبات المرافق؛ و
iv. An environmental impact assessment report meeting in full the requirements of the appropriate environmental technical guidelines of the Regulatory Authorities and applicable Lessor's requirements. and further facilitated and/or endorsed by the consultant approved by the relevant Regulatory Authorities;		iv. تقرير تقييم الأثر البيئي يراعي جميع متطلبات الإرشادات الفنية البيئية الملائمة الصادرة عن الهيئات التنظيمية ومتطلبات المؤجر الواجبة التطبيق التي يقوم أي استشاري معتمد من قبل الهيئات التنظيمية ذات الصلة بتسهيل إجراءاتها و/أو التصديق عليها؛ و
v. All information and supporting documentation as required by the Lessor and the Regulatory Authorities.		v. جميع المعلومات والمستندات المؤيدة وفقاً لما تقضي به أنظمة المؤجر والهيئات التنظيمية.
4. DESIGN PHASE REQUIREMENTS		**4. متطلبات مرحلة التصميم**
4.1. As soon as practical following the Effective Date, and at any time within one hundred and twenty (120) days from the Effective Date, the Lessee shall:		4.1. يتعين على المستأجر في أقرب وقتٍ من الناحية العملية بعد تاريخ السريان وفي غضون مدة قوامها مائة وعشرون (120) يوماً من تاريخ السريان أن:
a) Develop and submit the Master Plan to the Lessor for its approval.		(أ) يضع المخطط العام ويقدمه للمؤجر لموافقته عليه.
b) The Master Plan shall:		(ب) تعين بالنسبة للمخطط العام أن:
i. be consistent with the terms and requirements of the Agreement and any other Project Agreements; and		i. يراعي بنود ومتطلبات هذه الاتفاقية وأي اتفاقات أُخرى للمشروع؛ و

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ii. be in a form and contain such detail, information and documents as is required by the Lessor in respect of each Phase of the Project (including, without limitation, the matters listed in Schedule 2, detailed design drawings, as well as that which is required as per the Development Regulations).	ii. يكون بالصيغة التي يطلبها المؤجر ويحتوي على تلك التفاصيل والمعلومات والمستندات التي تطلبها لكل مرحلة من مراحل المشروع (بما في ذلك على سبيل المثال لا الحصر المسائل الواردة في الملحق 2، والرسوم التفصيلية للتصميم وكل ما تتطلبه أنظمة التطوير).
4.2. The Lessor shall, acting reasonably, review the Master Plan and shall, within forty-five days (45) from the date of its submission:	4.2. يقوم المؤجر بمراجعة، بشكل معقول، المخطط العام ويقوم في غضون خمسة وأربعين (45) يوماً من تاريخ تقديم المخطط العام:
a) Approve the Master Plan (with any modifications agreed to by the Parties) and notify the Lessee of such approval; or	(أ) اعتماد المخطط العام (مع أي تعديلات يتفقُ عليها الطرفان) وإخطار المستأجر بذلك الاعتماد؛ أو
b) Require the Lessee to amend the Master Plan in such ways as the Lessor shall prescribe; or	(ب) يطلب من المستأجر إدخال تعديلات على المخطط العام وفقاً لما يراه المؤجر؛ أو
c) Require the Lessee to submit further information, documents or drawings in connection with the Master Plan.	(ج) يطلب من المستأجر تقديم معلومات أو مستندات أو رسوم إضافية بشأن المخطط العام.
4.3. If the Lessee is required to comply with Clause 4.2 (b) or (c), it shall do so within a reasonable time prescribed by the Lessor and the Lessor shall, within a reasonable time of the submission of the amended Master Plan or such further documents or drawings (as appropriate), either approve the Master Plan, which approval shall include the terms and conditions upon which the approval is granted, or withhold its approval.	4.3. في حال ضرورة مراعاة المستأجر ما ورد في البند 4.2(ب) أو (ج)، فعليه القيام بذلك في غضون المدة التي يحددها المؤجر. كما أنه للمؤجر خلال مدة زمنية معقولة من تقديم المخطط العام المعدل أو تلك المستندات الأُخرى أن توافق على المخطط العام على أن تتضمن تلك الموافقة الشروط والأحكام التي قامت عليها أو أن تحجب تلك الموافقة.
4.4. If the Lessor issues a notice that it has withheld its approval of the Master Plan, the Lessee shall be entitled to submit a new Master Plan in accordance with this Clause 4.	4.4. إذا قدم المؤجر إخطاراً بامتناعه عن الموافقة على المخطط العام، يحق للمستأجر تقديم مخطط عام جديد وفقاً لما ورد في هذه المادة 4.
4.5. If the Lessor issues a notice approving the Master Plan, the Master Plan shall become the Approved Master Plan and no modification or addition to the Approved Master Plan (or any part of it) will be effective unless it is agreed by, and is made in writing and signed by, the Parties, provided however, in the event any Regulatory Authority requires any changes to the Plot specifications , the Lessor may require the Lessee to make such modifications or additions to the Master Plan or the Approved Master Plan, at the Lessor's sole discretion.	4.5. إذا قدم المؤجر إخطاراً بالموافقة على المخطط العام، يصبح المخطط العام المذكور هو المخطط العام المعتمد ولا يسري أي تعديلٍ أو إضافة تطرأ على المخطط العام (أو أي جزء منه) إلا إذا وافق عليه الطرفان كتابياً ومهراه بتوقيعيهما. مع هذا في حال مطالبة أي هيئة تنظيمية بإدخال أي تغييرات على مواصفات الموقع (بما في ذلك على سبيل المثال لا الحصر إجمالي المساحة الأرضية ("إجمالي المساحة الأرضية") أو الاستخدام المصرح به الذي قد يخصص الموقع له) يجوز للمؤجر مطالبة المستأجر بإجراء تلك التعديلات أو الإضافات على

	المخطط العام أو المخطط العام المعتمد وللمؤجر في ذلك مطلق الحرية والخيار.
4.6. The Parties shall agree modifications to the Approved Master Plan to ensure that it is consistent with the requirements set out in Clause 7.1 as they change from time to time.	4.6. يوافق الطرفان على التعديلات التي تطرأ على المخطط العام لضمان مطابقتها للمتطلبات الواردة في البند 7.1 وفقاً لما يطرأ عليها من تغيير من حين لآخر.
4.7. Building Permit	**4.7. ترخيص البناء**
As soon as practicable following the approval of the Approved Master Plan and the satisfactory submission of all documentations contained in Clause 3.2, the Lessor shall issue to the Lessee a Building Permit confirming that the Conditions Subsequent have been so satisfied. Upon the Lessor's issuance of a Building Permit, the Lessee shall procure from the Lessor and/or relevant Regulatory Authorities the issuance of all necessary permits, clearances and approvals for it to commence construction. Upon the issuance of such permits, clearances and approvals, the Lessee shall commence the Construction Phase of the Project and/or a Project Facility in accordance with the Approved Master Plan.	يتعينُ على المؤجر، في أقرب وقتٍ من الناحية العملية بعد اعتماده المخطط العام المعتمد والتقديم الصحيح لجميع المستندات الواردة في البند 3.2، أن يصدر تصريح بناء للمستأجر يؤكد بموجبها تمام الوفاء بالشروط اللاحقة. وفور إصدار المؤجر تصريح البناء، يضمن المستأجر أن يستصدر من المؤجر و/أو الهيئات التنظيمية المختصة جميع التصاريح والمخالصات والموافقات اللازمة له للشروع في عملية الإنشاء. وعلى المستأجر فور صدور التصاريح والمخالصات والموافقات المذكورة البدء في مرحلة الإنشاء الخاصة بالمشروع و/ أو أي منشأة من منشآت المشروع وفقاً لما ورد في المخطط العام المعتمد.
5. CONSTRUCTION AND OPERATION PHASES OF THE PROJECT	**5. مرحلتي إنشاء المشروع وتشغيله**
5.1. General	**5.1. متفرقات**
Without prejudice to Clause 7 or any other obligations under the Agreement, the Lessee must:	شريطة عدم المساس بما ورد في المادة 7 أو أي التزامات أُخرى وردت في هذه الاتفاقية، يتعين حتماً على المستأجر أن:
a) Maintain insurance coverage in accordance with Clause 12.1 and the Development Regulations or any subsequent regulations published by the Lessor that are applicable to the Construction Phase in respect of the Project and/or such Project Facility; and	(أ) يحافظ على التغطية التأمينية وفقاً لما ورد في البند 12.1 أو أنظمة التطوير أو أي أنظمة لاحقة ينشرها المؤجر وتكون واجبة التطبيق على مرحلة الإنشاء الخاصة بالمشروع و/أو تلك المنشأة من منشآت المشروع؛ و
b) Within six (6) months from the date of the Building Permit, commence the Construction Phase.	(ب) يبدأ مرحلة الإنشاء في غضون ستة (6) أشهر من تاريخ صدور تصريح البناء.
5.2. Completion of Construction	**5.2. إنجاز مرحلة الإنشاء**
a) The Lessee shall complete construction of each Project Facility in accordance with the Approved Master Plan, the Detailed Design Drawings, the Development Regulations and Regulatory Authorities requirements and shall apply for a Facility Start -Up Certificate for each Project Facility within the period set out in the Particulars and as otherwise specified in the Approved Plans and Procedures in	(أ) يتعين على المستأجر إنجاز مرحلة إنشاء كل منشأة من منشآت المشروع وفقاً لما ورد في المخطط العام المعتمد والرسوم التفصيلية للتصميم وأنظمة التطوير ومتطلبات الهيئات التنظيمية وعليه أن يتقدم بطلب للحصول على شهادة بدء تشغيل المنشأة لكل منشأة من منشآت المشروع في غضون المدة الواردة في

accordance with the Development Regulations or any subsequent regulations published by the Lessor.	التمهيد أو المحددة بخلاف ذلك في المخططات والإجراءات المعتمدة وفقاً لما ورد في أنظمة التطوير أو أية أنظمة لاحقة ينشرها المؤجر.
b) Upon Completion of Construction of any Project Facility, the Lessee shall apply in writing to the Lessor for the issuance of a Facility Start -Up Certificate in respect of the Project Facility in accordance with the Approved Plans and Procedures as detailed in the Development Regulations or any subsequent regulations published by the Lessor. The application to obtain a Facility Start -Up Certificate shall be made only after the Lessee has sought all necessary clearances and permits from the Lessor and/or all relative Regulatory Authorities.	(ب) فور إنجاز إنشاء أي منشأة من منشآت المشروع، يتقدم المستأجر بطلبٍ كتابي للمؤجر لإصدار شهادة بدء تشغيل المنشأة فيما يتعلق بمنشأة المشروع وفقاً لما ورد في المخططات المعتمدة والإجراءات الواردة تفصيلاً في أنظمة التطوير أو أية أنظمة لاحقة ينشرها المؤجر. ولا يجوز تقديم طلب الحصول على شهادة بدء تشغيل منشأة إلا بعد حصول المستأجر على جميع المخالصات والتصاريح اللازمة من المؤجر وجميع الهيئات التنظيمية ذات الصلة.
c) The Lessor shall inspect the Project and, if it is satisfied that such part of the Project is in compliance with the Approved Master Plan and all conditions for the issuance of the Facility Start -Up Certificate which are detailed in the Development Regulations or any subsequent regulations published by the Lessor, the Lessor shall promptly issue the Facility Start -Up Certificate in respect of such aspect of the Project. If it is not so satisfied, the Lessor shall promptly advise the Lessee in writing as to the steps which are to be taken by the Lessee before the Facility Start -Up Certificate will be issued and the Lessee shall promptly take those steps and shall apply again in writing for the issue of a Facility Start -Up Certificate in accordance with the Approved Master Plan, whereupon the provisions of this Clause shall again apply.	(ج) يعاين المؤجر المشروع وإذا رأى أن ذلك الجزء من المشروع قد راعى ما ورد بالمخطط العام وجميع الشروط الخاصة بإصدار شهادة بدء تشغيل المنشأة الواردة تفصيلاً في أنظمة التطوير أو أية أنظمة لاحقة ينشرها المؤجر، فعلى المؤجر أن يصدر شهادة بدء تشغيل المنشأة بشأن ذلك الجانب من المشروع. وفي حال عدم قناعة المؤجر على النحو المذكور، يُخطر المؤجر المستأجر على الفور كتابياً بالخطوات التي يتعين عليه اتخاذها قبل إصدار شهادة بدء تشغيل المنشأة وفقاً لما ورد في المخطط العام المعتمد ومن ثم يعاد تطبيق أحكام هذه المادة.
5.3. The Lessee may apply for an extension if he is delayed by any of the following reasons:	5.3. يجوزُ للمستأجر تقديم طلب لتمديد الاتفاقية إذا تعرض لتأخير نتيجة لأي مما يلي:
a) A Force Majeure event;	(أ) أي حالة قوة قاهرة؛ و
b) Physical conditions or circumstances on the Plot, which are exceptionally adverse and were not foreseeable; and	(ب) الأحوال أو الظروف الطبيعية في الموقع والتي تكون معاكسة على نحو استثنائي ولم يكن بالإمكان توقعها؛ و
c) Any delay, impediment or prevention by the Lessor.	(ج) أي تأخير أو عائق أو منع من قبل المؤجر.
5.4. If the Lessee intends to apply for an extension, the Lessee shall give the Lessor written notice of such intention as soon as possible, and in any event within fifteen (15) days of the start of the event giving rise to the delay, and shall submit all supporting details of its application. The Lessor, in its sole discretion, shall decide, either prospectively or	5.4. إذا اعتزم المستأجر تقديم طلب لتمديد الاتفاقية، فعليه موافاة المؤجر بإخطارٍ كتابيٍّ بنيته في أسرع وقتٍ ممكن على أن يكون ذلك في أي حالٍ من الأحوال في غضون خمسة عشر (15) يوماً من بدء الواقعة المستببة في التأخير وعليه تقديم البيانات الداعمة لطلبه. وللمؤجر

retrospectively, such extension of time which may be granted and shall notify the Lessee accordingly.	مطلق الحرية والخيار في أن يقرر بأثرٍ رجعي أو استباقي ذلك التمديد الزمني المحتمل منحه ويخطر المستأجر بذلك.
5.5. Operation and Maintenance	**5.5. التشغيل والصيانة**
On and from the date of a Facility Start- Up Certificate relating to a Project Facility issued in accordance with Clause 5.2, the Lessee shall manage, operate and maintain that Project Facility and all related aspects of the Project in accordance with the Approved Master Plan, the laws and regulations of the Emirate of Ras Al Khaimah and the laws of the United Arab Emirates and all the requirements of and obligations set out in the Development Regulations or any subsequent regulations published by the Lessor relating to the operation and maintenance of that part of the Project and any applicable Project Agreements.	يتعين على المستأجر، في تاريخ شهادة بدء تشغيل منشأة المشروع وبدءاً من تاريخها وفقاً لما ورد في البند 5.2، إدارة تلك المنشأة وجميع جوانب المشروع وتشغيلها وصيانتها وفقاً لما ورد في المخطط العام المعتمد والقوانين واللوائح المعمول بها في إمارة رأس الخيمة وقوانين الإمارات العربية المتحدة وكذلك جميع المتطلبات والالتزامات الواردة في أنظمة التطوير أو أية أنظمة لاحقة ينشرها المؤجر فيما يتعلق بتشغيل وصيانة ذلك الجزء من المشروع وكذلك أي اتفاقيات واجبة التطبيق للمشروع.
6. ACCESS TO AND OCCUPATION OF SITE	**6. الدخول إلى الموقع وشغله**
6.1. Lessee's rights prior to Building Permit	**6.1. حقوق المستأجر قبل إصدار تصريح البناء**
On and from the Effective Date up to the date of the Building Permit, the Lessor shall, at all reasonable times, provide the Lessee with access to the, Plot, Site and to other areas as the Lessee may reasonably require to conduct and complete the Feasibility Study and the Master Plan. The Lessee shall exercise such rights at reasonable times and upon prior agreement with the Lessor, and, in doing so, shall not adversely affect the safety and security of the Plot and its surrounding areas.	يلتزم المؤجر في جميع الأوقات المعقولة بداية من تاريخ السريان حتى تاريخ إصدار تصريح البناء بأن يوفر للمستأجر إمكانية الدخول إلى الموقع وإلى الأماكن الأخرى وفق ما يحتاجه المستأجر في حدود المعقول وذلك لإعداد دراسة الجدوى والمخطط العام كما أن للمستأجر ممارسة مثل هذه الحقوق في الأوقات المعقولة وبموجب الاتفاق المسبق مع المؤجر على ألا يسفر قيامه بذلك عن أي تأثير عكسي على سلامة الموقع وأمنه.
6.2. Lessee's right to occupy the Plot on and from Building Permit	**6.2. حق المستأجر في شغل الموقع بداية من إصدار تصريح البناء**
Subject to and in accordance with the terms and conditions set out in the Agreement, the Lessee shall have the right to occupy the Plot only for the Permitted Purpose set out in the Particulars and Clause 6.3 on and from the date of the Building Permit.	لا يحق للمستأجر شغل الموقع إلا للغرض المسموح به على النحو الوارد التمهيد والبند 6.3 بداية من تاريخ تصريح البناء وذلك مع مراعاة الشروط والأحكام الواردة في هذه الاتفاقية ووفقاً لها.
6.3. The Lessor's undertakings with respect to the Plot	**6.3. تعهدات المؤجر فيما يتعلق بالموقع**
The Lessor represents and undertakes to the Lessee that:	يقر المؤجر للمستأجر بما يلي:
a) It has the right to lease the Plot;	(أ) أن له حق تأجير الموقع.
b) Subject to Clause 6.4, Clause 14 and any other express provision in the Agreement to the contrary, and without limiting, and subject always to, the terms and conditions of	(ب) مع مراعاة البند 6.4والبند 14 وأي أحكام أخرى صريحة في هذه الاتفاقية تنص على خلاف ذلك ودون أي

the Agreement and the Lessee 's compliance with the Agreement, the Lessee shall, during the Term:	تقييد ومع مراعاة أحكام هذه الاتفاقية بشكل دائم والتزام المستأجر بهذه الاتفاقية فإن للمستأجر خلال مدة العقد:
i. have free right to use the Plot and conduct all activities as per its license, in furtherance of the construction, operation, maintenance and management of the Project in accordance with the Agreement and all the Approved Plans and procedures as detailed in the Development Regulations or any subsequent regulations published by the Lessor (**"Permitted Purpose"**);	**i.** حق استخدام الموقع وتنفيذ جميع الأنشطة بما يتوافق مع رخصته بما يعزز إنشاء المشروع وتشغيله وصيانته وإدارته وفقاً لهذه الاتفاقية وكافة المخططات والإجراءات المعتمدة على النحو الوارد بالتفصيل في أنظمة التطوير أو أية أنظمة لاحقة تنشر من قبل المؤجر ("الغرض المصرح به").
ii. peaceably quietly hold and enjoy the Plot without any interruption by the Lessor; and	**ii.** شغل الموقع بهدوء والتمتع به دون أي مقاطعة من طرف المؤجر.
iii. The Infrastructure will be provided in accordance with Schedule 3 attached hereto.	**iii.** يتم تقديم البنية التحتية وفقاً للجدول (4) المرفق طيه.
6.4. Obligations of the Lessee with respect to the Plot	**6.4. التزامات المستأجر فيما يتعلق بالموقع**
Without limiting any other of its obligations under the Agreement:	دون تقييد أي من التزاماته الأخرى بموجب هذه الاتفاقية:
a) The Lessee shall (and shall procure that its employees, agents, contractors and assigns and any other person it permits to occupy the Plot shall):	**(أ)** يلتزم المستأجر (ويعمل على أن يلتزم الموظفين والوكلاء والمقاولين التابعين له ومن يخلفه وأي شخص آخر يصرح له بشغل الموقع) بما يلي:
i. occupy and carry out all activities as per its license on the Plot in accordance with the requirements set out in Clause 7.1;	**i.** شغل الموقع والقيام بجميع الأنشطة به وفقاً للمتطلبات الواردة في البند 7.1.
ii. use the Plot only for the Permitted Purpose, but for no other use or purpose;	**ii.** عدم استخدام الموقع إلا في الغرض المصرح به وعدم استخدامه بأي صورة أو لأي غرض آخر.
iii. maintain the Plot, the Project Facilities and all other structures on the Plot and all related fixtures and fittings thereon in accordance with the Approved Plans and procedures as detailed in the Development Regulations or any subsequent regulations published by the Lessor; and	**iii.** صيانة الموقع ومرافق المشروع وكافة المنشآت الأخرى في الموقع وجميع ما يتعلق بذلك من تركيبات وتجهيزات وفقاً للمخططات والإجراءات والمعتمدة على النحو الوارد في أنظمة التطوير وأية أنظمة لاحقة ينشرها المؤجر.
iv. do all that is necessary to ensure compliance with Clause 14.3 (if applicable).	**iv.** القيام بكل ما هو ضروري لضمان الالتزام بالبند 14.3 (في حال انطبق ذلك).
b) The Lessee acknowledges and agrees that the Lessor shall not be responsible for, and the Lessee shall be responsible for, all costs and expenses relating to the Project Facilities and the Plot, including, without limitation:	**(ب)** يقر المستأجر ويتعهد بأن المؤجر لا يتحمل أي تكاليف أو نفقات تتعلق بمرافق المشروع والموقع والتي يتحملها المستأجر وتشمل على سبيل المثال لا الحصر ما يلي:
i. all present and future Government Fees assessed, charged or imposed on, or payable in respect of any Project Facilities, or any other facilities or premises on or	**i.** جميع الرسوم الحكومية الحالية والمستقبلية المقدرة، التي يتم تقاضيها أو فرضها، أو دفعها فيما يتعلق بأي

rakez
RAS AL KHAIMAH
ECONOMIC ZONE

activities carried out on the Plot or in furtherance of the Project; and	من مرافق المشروع، أو أية مرافق أخر أو غيرها من المباني عليها أو الأنشطة التي نفذت على قطعة الأرض أو تعزيزًا للمشروع؛ و
ii. all charges for the supply to and consumption at the Plot of electricity, water, chilled water, sewerage, telephone, telecommunications and any other utility or communication services to the Plot or any facilities or premises located on the Plot and	ii. كافة التكاليف المتعلقة باستهلاك وإمداد الموقع بالكهرباء والمياه والمياه المبردة والصرف والهاتف والاتصالات وغيرها من المرافق أو خدمات الاتصالات في الموقع أو أي مرافق أو عقارات توجد في الموقع.
iii. any charges for the supply or for the construction of the Infrastructure to enable the supply of services to the Project in accordance with Schedule 3 attached hereto.	iii. كافة التكاليف المتعلقة بعمليات التوريد الخاصة بإنشاء البنية التحتية لتمكين عملية تقديم الخدمات للمشروع وفقاً للملحق (3) المرفق بهذه الاتفاقية.
c) The Lessee acknowledges that the Plot forms part of Site and that the Lessor and other persons may have rights in respect of the Site. The Lessee hereby agrees that it will not object to (and shall ensure that its employees, agents, contractors and assigns and any other person it permits to occupy the Plot shall not object to) the carrying out of building works or any activities carried out in the Site.	(ج) يقر المستأجر بأن الأرض تشكل جزءاً من الموقع كما أن للمؤجر وغيره من الجهات حقوقاً فيما يتعلق بالموقع. يتعهد المستأجر بموجب هذه الاتفاقية بأنه لن يعترض (ويضمن عدم اعتراض الموظفين والوكلاء والمقاولين ومن يخلفه وأي شخص آخر يصرح له بشغل الموقع) على تنفيذ أعمال البناء أو أي أنشطة أخرى يتم تنفيذها على أنها جزء من الموقع.
6.5. The Lessor's access and inspection rights	**6.5. حقوق المؤجر في الدخول والمعاينة**
On and from the date of the Building Permit and notwithstanding any other terms of the Agreement, the Lessor and its representatives shall have the right to access and inspect the Plot and any part of the Project. The Lessor and its representatives shall exercise such rights at reasonable times and upon prior agreement with the Lessee, and, in doing so, will not adversely affect the safety and security of the Plot and/or Project and shall not interfere with or impede the ongoing operations or progress of the Project. The Lessee further acknowledges and agrees that the Regulatory Authorities also have the right to access and inspect the Plot and any part of the Project and Project Facilities and, where applicable, impose fines.	يحق للمؤجر وممثليه بداية من تاريخ تصريح البناء وبصرف النظر عن أي شروط أخرى تنص عليها هذه الاتفاقية دخول الموقع ومعاينته وكذلك أي جزء في المشروع. للمؤجر وممثليه ممارسة هذه الحقوق في الأوقات المعقولة وبموجب الاتفاق المسبق مع المستأجر على ألا يسفر قيامه بذلك عن أي تأثير عكسي على سلامة الموقع و/ أو المشروع وأمنه وألا يتعارض أو يعرقل العمليات الجارية أو سير المشروع كما أن المستأجر يقر ويتعهد أيضاً بأن للجهات التنظيمية الحق أيضاً في دخول الموقع ومعاينته وكذلك أي جزء من المشروع ومرافق المشروع وكذلك فرض غرامات إذا اقتضى الأمر.
6.6. The Lessor's right to access and inspection in case of emergency.	**6.6. حقوق المؤجر بالدخول والمعاينة في حالة الضرورة.**

rakez
RAS AL KHAIMAH
ECONOMIC ZONE

In the event of any emergency whatsoever or on good grounds or in order to protect its interest, the Lessor has the right enter and across the Plot or the Project and to inspect the same without prior notice to the Lessee. For this purpose, the Lessee is required to provide the Lessor a duplicate of its master key in order to allow the Lessor to enter the Plot and the Project in cases of emergency. The master key held by the Lessor shall be kept in a locked cabinet located at a suitable place and under the control of the duty security supervisor of the Lessor. The Lessee agrees and undertakes not to replace its master key without notifying the Lessor and a duplicate of the replacement master key shall be provided to the Lessor.	في حالة الضرورة، مهما كان نوعها أو طبيعتها، أو بناء على أسس معقولة لحماية مصالحه، يحق للمؤجر دخول الأرض أو المشروع ومعاينتهما دون أية انذار مسبق للمستأجر. لهذا السبب، فإنه يجب على المستأجر أن يزود المؤجر بنسخة من مفتاح المشروع بهدف تمكين المؤجر من الدخول إلى الأرض والمشروع في حالات الضرورة. يقوم المؤجر بالمحافظة على المفتاح في خزنة مغلقة موجودة في مكان ملائم تحت اشراف مشرف الأمن التابع للمؤجر. يتعهد المستأجر بعدم استبدال مفتاح المشروع دون اخطار المؤجر مسبقاً بذلك وتزويد نسخة من المفتاح الجديد للمؤجر.
7. GENERAL OBLIGATIONS OF THE LESSEE	**7. الالتزامات العامة للمستأجر**
7.1. The Lessee shall (and shall procure that its employees, agents, contractors and assigns shall) at its (and/or their) own cost and expense, design, construct, manage, operate, maintain and carry out and complete all aspects of the Project and comply with its obligations and exercise its rights under the Agreement at all times:	7.1. يلتزم المستأجر على الدوام (ويعمل على أن يلتزم الموظفون والوكلاء والمقاولون التابعون له ومن يخلفه) على نفقته وتكلفته الخاصة بتصميم المشروع من كافة النواحي وإنشائه وإدارته وتشغيله وصيانته وتنفيذه وكذلك تنفيذ التزاماته وممارسة حقوقه بموجب العقد الماثل وذلك:
7.2. to ensure, as far as possible, that the Project is commercially successful and will complement and enhance the business and infrastructure of the Site; in accordance with:	7.2. لضمان، قدر الإمكان، نجاح المشروع تجارياً إضافة إلى تعزيز الأعمال والبنية التحتية للموقع واكماله وفقاً لما يلي:
a) the terms of the Agreement (including the Approved Master Plan) and all other Project Agreements;	(أ) شروط هذه الاتفاقية (بما في ذلك المخطط العام المعتمد) وكافة العقود الأخرى الخاصة بالمشروع.
b) all Applicable Laws and applicable Approvals;	(ب) كافة القوانين السارية والموافقات المعمول بها.
c) all international quality, health, safety and environmental standards as implemented in the United Arab Emirates and/or the Emirate of Ras Al Khaimah and those specified by the Lessor from time to time;	(ج) كافة المعايير الدولية المتعلقة بالجودة والصحة والسلامة والبيئة على النحو المطبق في دولة الإمارات العربية المتحدة و/ أو إمارة رأس الخيمة إلى جانب تلك المعايير التي يحددها المؤجر من حين لآخر.
d) the applicable standards, practices, methods and procedures of a Reasonable and Prudent Operator;	(د) المعايير والممارسات والوسائل والإجراءات المعمول بها بالنسبة لمشغل عاقل وحريص.
e) the terms of the Lessor's and the Lessee's insurance policies;	(ه) الشروط الواردة في وثائق التأمين الخاصة بكل من المؤجر والمستأجر.
f) the Development Regulations, as well as any other policies, regulations, procedures, plans, directions or instructions given by the Lessor from time to time; and	(و) أنظمة التطوير بالإضافة إلى أي سياسات أو إجراءات أو مخططات أو توجيهات أو تعليمات تصدر عن المؤجر من حين لآخر.

g) in a good and workmanlike manner and using all due care and skill and using good and suitable materials in accordance with specifications required by the Regulatory Authorities as well as any other requirements pursuant to U.A.E. law;		**(ز)** على نحو جيد ومتقن باستخدام كافة أساليب الحرص والمهارة اللازمة وباستخدام مواد جيدة ومناسبة وفقاً للمواصفات التي تغرضها بلدية رأس الخيمة بالإضافة إلى أي شروط أخرى يقضي بها قانون دولة الإمارات العربية المتحدة.
h) in such a manner so as not to cause a breach by any party to the terms of the Project Agreements; and		**(ح)** على النحو الذي لا يُخل معه أي طرف بشروط العقود الخاصة بالمشروع.
i) without interference or damage to and in cooperation with, and in a manner which is consistent with, all other activities being carried out in the Site.		**(ط)** دون وجود أي تعارض أو ضرر فيما يتعلق بالأنشطة الأخرى التي يتم تنفيذها فيما يتعلق بالموقع.
7.3. The Lessee shall perform its obligations under the Agreement at its own risk and without recourse to the Lessor.		**7.3.** على المستأجر الوفاء بالتزاماته بموجب العقد الماثل وذلك على مخاطرته الخاصة ودون اللجوء إلى المؤجر.
7.4. The Lessee shall, without limiting the provisions of Clause 17:		**7.4.** يلتزم المستأجر دون تقييد أحكام البند 17:
a) ensure that at all times during the Design Phase, the Construction Phase and the Operation and Maintenance Phase, all aspects of the Project Facilities are managed and carried out by appropriately experienced, competent, qualified and reputable persons; and		**(أ)** ضمان إدارة كافة جوانب مرافق المشروع وتنفيذها على الدوام على نحو جيد من قبل أشخاص مؤهلين ويتمتعون بالكفاءة والسمعة الحسنة وذلك في مرحلة التصميم ومرحلة الإنشاء ومرحلة التشغيل ومرحلة الصيانة.
b) appoint such persons to, and shall enter into agreements for the design, construction, operation and maintenance of, the Project and/or the Project Facilities.		**(ب)** تعيين مثل هؤلاء الأشخاص وإبرام العقود المتعلقة بتصميم وإنشاء وتشغيل وصيانة المشروع و/ أو مرافق المشروع.
8. APPROVALS		**8. الموافقات**
The Lessee shall be responsible for obtaining and maintaining all Approvals which are required or are necessary to design, construct, operate, maintain and carry out all aspects of the Project as detailed in the Development Regulations. All fees payable (whether to the Lessor or any other competent authority) in connection with the issue, maintenance and renewal of such Approvals shall be payable by the Lessee as detailed in the Development Regulations.		يتحمل المستأجر مسؤولية الحصول على كافة الموافقات والمحافظة عليها والتي تكون ضرورية ولازمة لتصميم كافة جوانب المشروع وإنشائه وتشغيله وصيانته وتنفيذه على النحو المفصل في أنظمة التطوير كما أن كافة الرسوم المستحقة (سواءً لصالح المؤجر أو أي جهة أخرى مختصة) فيما يتعلق بإصدار تلك الموافقات والمحافظة عليها وتجديدها تكون واجبة السداد من قبل المستأجر على النحو الوارد بالتفصيل في أنظمة التطوير.
9. RENT		**9. بدل الإيجار**
9.1. By way of consideration for the grant by the Lessor of the rights contained in the Agreement to the Lessee, the Lessee shall pay to the Lessor, free from any deductions and rights of set-off whatsoever, the Rent set out in the Particulars.		**9.1.** يلتزم المستأجر بأن يسدد للمؤجر القيمة الإيجارية الواردة في التمهيد وذلك مقابل منح المؤجر الحقوق الواردة في هذه الاتفاقية دون أي استقطاعات أو حقوق مقاصة أياً كانت.

9.2. If the Lessee fails to pay any sum payable under the Agreement or any part of that sum on the due date, then (without prejudice to any other rights and remedies of the Lessor) the Lessee must pay, in addition to the amount owing, Delay Penalty in an amount per day as stated in the Particulars, from the due date until the date of actual payment.	9.2. إذا تخلف المستأجر عن سداد أي مبلغ مستحق الدفع بموجب الإتفاقية أو أي جزء من المبلغ في تاريخ الاستحقاق، فيجب على المستأجر (دون المساس بأي حقوق أو تعويضات آخرى للمؤجر) أن يسدد بالإضافة إلى المبلغ المستحق غرامة تأخير وفقاً لما هو منصوص عليه فى تفاصيل عقد الإيجار وذلك من تاريخ الاستحقاق حتى تاريخ السداد الفعلي.
10. RECORDS AND INFORMATION	**10. السجلات والمعلومات**
The Lessee shall prepare and provide to the Lessor all the project reports in hard and soft copy as detailed in the Development Regulations or any subsequent Development Regulations published by the Lessor.	يلتزم المستأجر بإعداد وتزويد المؤجر بكافة تقارير المشروع في نسختين واحدة مطبوعة والأخرى إلكترونية على النحو الوارد بالتفصيل في أنظمة التطوير أو في أي دليل آخر يصدره المؤجر.
11. CONFIDENTIALITY	**11. السرية**
11.1. For the purpose of this Clause, **"Confidential Information"** means all information of a confidential nature disclosed by one Party to the other.	11.1. لأغراض هذا البند فإن "**المعلومات السرية**" يقصد بها كافة المعلومات التي يفصح عنها أحد الطرفين للآخر والتي تتسم بالطبيعة السرية.
11.2. Each Party shall keep the Confidential Information confidential and will not disclose it, and shall use all reasonable endeavours to ensure that its employees, sub-contractors and agents do not disclose it to any person other than as permitted under this Clause.	11.2. يلتزم كل طرف بالمحافظة على سرية المعلومات السرية وعدم الإفصاح عنها كما أنه يبذل قصارى جهده لضمان عدم قيام الموظفين والمقاولين من الباطن والوكلاء التابعين له بالإفصاح عنها لأي شخص خلال المصرح له بموجب هذا البند.
11.3. Clause 11.2 shall not apply to the disclosure of Confidential Information if and to the extent of:	11.3. لا ينطبق البند 11-2 على الإفصاح عن المعلومات السرية في حال وعلى النحو:
a) any matter which is already generally available and in the public domain other than through breach of this Clause 11;	(أ) الذي يكون فيه أي أمر متاحاً بشكل عام وفي النطاق العام باستثناء ما يكون متاحاً بسبب الإخلال بهذا البند 11.
b) any disclosure which may reasonably be required for the performance of a Party's obligations under the Agreement or the compliance by a Party with any statutory obligations or for the purposes of legal proceedings;	(ب) أي إفصاح يكون لازماً في حدود المعقول لأداء التزامات أحد الطرفين بموجب هذه الاتفاقية أو امتثال أحد الطرفين للالتزامات التشريعية أو لأغراض الإجراءات القانونية.
c) any disclosure to a Party's professional advisers or to its actual or potential lenders;	(ج) أي إفصاح يكون للمستشارين المتخصصين أو لجهات الإقراض الفعلية أو المحتملة التابعة له.
d) any disclosure required by law, or by any court of competent jurisdiction; or	(د) أي إفصاح يكون لازماً بموجب القانون أو من قبل أي محكمة ذات اختصاص قضائي.
e) any disclosure made with the prior written approval of the other Party.	(ه) أي إفصاح تم بموافقة خطية مسبقة من الطرف الآخر.

11.4. In case of any disclosure, the disclosing Party shall give to the other Party reasonable prior notice of the intended disclosure so as to enable the latter to take any legal or other steps open to it to contest or limit such disclosure.	11.4. في حال أي إفصاح فعلى الطرف المفصح توجيه إخطار مسبق مدته معقولة إلى الطرف الآخر برغبته في الإفصاح حتى يتمكن الأخير من اتخاذ أي خطوات قانونية أو غيرها مما هو متاح لديه للاعتراض على ذلك الإفصاح أو تقييده.
11.5. Disclosure under Clause 11.3(c) may only be made if the disclosing Party first obtains the prior consent of the other Party and first obtains from the person to whom the information will be disclosed a confidentiality undertaking in a form acceptable to the other Party.	11.5. لا يجوز تنفيذ الإفصاح بموجب البند 11.3 (ج) إلا إذا حصل الطرف المُفصح أولاً على موافقة مسبقة من الطرف الآخر إلى جانب الحصول أولاً من الطرف الذي يتم الإفصاح له عن المعلومات على تعهد بالسرية بالصيغة المقبولة لدى الطرف الآخر.
11.6. The provisions set out in this Clause 11 shall survive and remain in force for three (3) years upon and following the termination or expiry of the Agreement.	11.6. تظل الأحكام الواردة في البند 11 الماثل سارية لمدة ثلاث سنوات بعد فسخ هذه الاتفاقية.
12. INSURANCE	**12. التأمين**
12.1. Insurance obligations of the Lessee	**12.1. التزامات التأمين الخاصة بالمستأجر**
a) The Lessee shall take out and shall maintain, with effect from the date of the Building Permit, comprehensive insurance with reputable insurers in relation to all risks and exposures arising out of the construction, management, operation and maintenance of the Project and Project Facilities and all activities carried out on the Plot to the extent expected of a Reasonable and Prudent Operator.	(أ) يلتزم المستأجر من تاريخ تصريح البناء بإجراء تأمين شامل لدى إحدى شركات التأمين المعروفة وذلك فيما يتعلق بكافة المخاطر والتهديدات التي تنشأ عن إنشاء وإدارة وتشغيل وصيانة المشروع ومرافق المشروع وكافة الأنشطة التي يتم تنفيذها في الموقع على النحو المتوقع من مشغل عاقل وحريص.
b) The Lessee shall procure that its contractors, subcontractors, suppliers and assigns carry and maintain comprehensive insurance which covers the various risks and exposures arising out of any activities carried out by them or services provided to them in respect of the construction, management, operation and maintenance of the Project and the Project Facilities and the activities carried out on the Plot to the extent expected of a Reasonable and Prudent Operator.	(ب) يضمن المستأجر أن يقوم المقاولون والمقاولون من الباطن والموردون ومن يخلفه بإجراء تأمين شامل يغطي مختلف المخاطر والتهديدات التي تنشأ عن الأنشطة التي يقومون بها أو الخدمات التي يتم تقديمها لهم فيما يتعلق بإنشاء وإدارة وتشغيل وصيانة المشروع ومرافق المشروع وكافة الأنشطة التي يتم تنفيذها في الموقع على النحو المتوقع من مشغل عاقل وحريص.
c) The insurances referred to in this Clause in respect of the insurers and the scope of each such insurance shall be approved by the Lessor.	(ج) يعتمد المؤجر التأمينات المشار إليها في هذا البند وذلك من حيث شركات التأمين ونطاق ذلك التأمين ولا يجوز منع تقديم ذلك الاعتماد أو تأخيره لأسباب غير سائغة.
12.2. Validity of Insurance	**12.2. صلاحية التأمين**
No Party to the Agreement shall take or fail to take any reasonable action, or (insofar as it is reasonably within its power) permit anything to occur in relation to it, which would entitle any insurer to refuse to pay any claim under any	لا يجوز لأي طرف اتخاذ أي إجراء أو عدم اتخاذ أي إجراء، أو (طالما أن ذلك يقع ضمن صلاحياته) السماح بالقيام بأي شيء، من شأنه منح شركة التأمين حق رفض سداد أي

RAKEZ
RAS AL KHAIMAH
ECONOMIC ZONE

insurance policy in which such Party is a co-insured or additional insured person.	مطالبة بموجب أي وثيقة تأمين يكون ذلك العضو مؤمناً عليه متضامناً أو مؤمناً عليه إضافياً في تلك الوثيقة.
12.3. Provisions of Insurance	12.3. أحكام التأمين
The insurances referred to in Clause 12.1 shall:	على شركات التأمين المشار إليها في البند 12-1:
a) name the Lessor as a co-insured and contain a clause waiving the insurers' subrogation rights against the Lessor, its representatives and nominees; and	(أ) ذكر المؤجر على أنه مؤمن عليه متضامن بالإضافة إلى ذكر بند يحتوي على التنازل عن حق الإنابة القانونية ضد المؤجر ومن يمثله ومن ينوب عنه.
b) provide for thirty (30) days' prior written notice of their cancellation, non-renewal or amendment to be given to the Lessor.	(ب) توجيه إخطار خطي مسبق مدته ثلاثون (30) يوماً إلى المؤجر بالفسخ أو عدم التجديد أو التعديل.
12.4. Failure to maintain	12.4. عدم إجراء التأمين
If the Lessee fails to maintain or procure the maintenance of such insurances, the Lessor may at its sole discretion pay any premiums required to keep such insurance in force or itself procure such insurance and may in either case recover the amounts thereof on written demand from the Lessee.	إذا لم يتمكن المستأجر من إجراء التأمينات فإنه يجوز المؤجر سداد أي أقساط لازمة لإبقاء التأمين سارياً أو أن تقوم بنفسها بإجراء ذلك التأمين على أن تقوم في كلتا الحالتين باسترداد المبالغ المالية التي تحملتها من المستأجر بموجب مطالبة خطية.
12.5. Claims	12.5. المطالبات وغيرها
a) The Lessee shall give the Lessor notification within thirty (30) days after any claim with respect to any of the insurance policies referred to in this Clause accompanied by full details of the incident giving rise to such claim.	(أ) يلتزم المستأجر بأن يوجه إلى المؤجر إخطار خلال ثلاثين (30) يوماً من تاريخ أي مطالبة فيما يتعلق بأي من وثائق التأمين المشار إليها في هذا البند مصحوبة بكافة تفاصيل الحادث الناشئ عن تلك المطالبة.
b) Neither failure to comply nor full compliance with the insurance provisions of the Agreement shall limit or relieve the Lessee of its liabilities and obligations under the Agreement.	(ب) لا يؤدي عدم الالتزام أو الالتزام الكامل بأحكام التأمين الواردة في هذه الاتفاقية إلى تقييد المستأجر أو إعفائه من التزاماته وتعهداته بموجب هذه الاتفاقية.
c) The premiums in respect of insurance referred to in this Clause shall be the responsibility of the Lessee.	(ج) يتحمل المستأجر المسؤولية عن سداد الأقساط الخاصة بالتأمين المشار إليه في هذا البند.
13. FORCE MAJEURE	13. القوة القاهرة
13.1. Force Majeure Relief	13.1. الإعفاء بسبب القوة القاهرة
If, and to the extent that, and for the period during which, performance of a Party's obligations (other than monetary obligations) is delayed, hindered or prevented by Force Majeure, the Party affected shall be excused from performance of the affected obligations under the Agreement.	إذا تأخر أحد الطرفين في أداء التزاماته أو أعيق أو منع بسبب القوة القاهرة فإنه بذلك القدر وخلال تلك المدة يعفى الطرف المتضرر من أداء الالتزامات الواقعة تحت الضرر وذلك بموجب هذه الاتفاقية.
13.2. Information	13.2. المعلومات
If either Party is prevented in whole or in part from performing its obligations (other than monetary obligations) by reason of Force Majeure or is aware of the likelihood of being so	إذا مُنع أحد الطرفين بشكل كلي أو جزئي من أداء التزاماته بسبب القوة القاهرة أو تناهى إلى علمه احتمالية منعه فإنه

prevented, it shall notify the other Party in writing as soon as reasonably practicable of the cause and extent of such non-performance or likely non-performance, the date or likely date of commencement and the means proposed to be adopted to remedy or abate the Force Majeure. The Parties shall, without prejudice to the other provisions of this Clause, consult with a view to taking such steps as may be appropriate to mitigate the effects of such Force Majeure on both Parties.	يلتزم في أقرب وقت ممكن بإخطار الطرف الآخر خطياً بسبب عدم الأداء أو عدم الأداء المحتمل ومدى ذلك والتاريخ أو التاريخ المحتمل لوقوع ذلك والوسائل المقترح تبنيها لتدارك القوة القاهرة أو تخفيفها كما يلتزم الطرفان دون الإخلال بالأحكام الأخرى لهذا البند بالتشاور بغية اتخاذ الإجراءات المناسبة للحد من تأثيرات تلك القوة القاهرة على كلا الطرفين.
13.3. Mitigation	**13.3. تخفيف الأثر**
The Party prevented from performing any obligations (other than monetary obligations) under the Agreement by reason of Force Majeure shall:	يجوز للطرف الذي لم يتمكن من أداء أي التزامات بموجب هذه الاتفاقية بسبب القوة القاهرة أن:
a) use all reasonable endeavours to remedy or abate the Force Majeure as expeditiously as possible;	(أ) يبذل كافة الجهود المضنية لعلاج القوة القاهرة أو تخفيفها في أقرب وقت ممكن.
b) resume performance as expeditiously as possible after the end of the period of Force Majeure or the circumstances have changed to an extent which permits resumption of such performance;	(ب) يستأنف أداء التزاماته في أقرب وقت ممكن بعد نهاية مدة القوة القاهرة أو تغير الظروف على النحو الذي يسمح باستئناف ذلك الأداء.
c) notify the other Party when the period of Force Majeure has ceased or the circumstances have changed to an extent which permits resumption of performance to occur; and	(ج) يخطرالطرف الآخر عند انقضاء مدة القوة القاهرة أو تغير الظروف على النحو الذي يسمح باستئناف ذلك الأداء.
d) keep the other Party regularly informed during the course of the Force Majeure as to when resumption of performance will occur or is likely to occur.	(د) يطلع الطرف الآخر باستمرار خلال مدة القوة القاهرة بتوقيت استئناف الأداء أو التوقيت المحتمل لذلك.
14. TERMINATION AND EXPIRY DATE	**14. تاريخ الإنهاء والانتهاء**
14.1. Material Breach	**14.1. الإخلال الجوهري**
a) If the Lessee commits a material breach of the Agreement, which breach shall include but shall not be limited to:	(أ) في حالة ارتكاب المستأجر إخلالاً جوهرياً بهذه الاتفاقية ويشمل الإخلال على سبيل المثال لا الحصر:
i. The Lessee failing to commence construction of the Project and/or Project Facility by the date required for commencement and as per the Approved Plans and procedures per the Development Regulations;	i. إخفاق المستأجر في البدء في إنشاء المشروع و/ أو منشأة المشروع بحلول التاريخ المطلوب للبدء وحسب المخططات والإجراءات المعتمدة في أنظمة التطوير.
ii. If the Conditions Subsequent have not been satisfied within one hundred and twenty (120) days from the Effective Date.	ii. في حال عدم الوفاء بالشروط اللاحقة في غضون مائة وعشرين (120) يوماً من تاريخ السريان.
iii. The Lessee failing to complete construction of the Project and/or Project Facility by the date required for completion and as per the Approved Plans and procedures per the Development Regulations;	iii. إخفاق المستأجر في إنجاز إنشاء المشروع و/ أو منشآة المشروع بحلول التاريخ المطلوب للبدء وحسب الخطط والإجراءات المعتمدة في أنظمة التطوير.

iv. The Lessee failing to comply with the requirements set out in Clause 16;	.iv عدم التزام المستأجر بالشروط المبينة في البند 16.
v. The Lessee ceasing to hold all necessary Approvals in respect of the Project;	.v توقف المستأجر عن الحصول على الموافقات اللازمة فيما يتعلق بالمشروع.
vi. The Lessee failing to pay any payment or part payment of the Rent;	.vi عدم دفع المستأجر أي مبلغ إيجار أو دفعة منه.
vii. The Lessee fails to pay any other sum due under the Agreement (including, for the avoidance of doubt, payments, fees, interests and penalties due as set out in the Development Regulations and any dishonouring of cheques);	.vii تخلف المستأجر عن دفع أي مبلغ آخر مستحق بموجب هذه الاتفاقية (ويشمل ذلك، تفادياً للبس، المدفوعات، والرسوم والغرامات المستحقة على النحو المبين في أنظمة التطوير وأي شيكات مرتجعة).
viii. The Lessee failing to maintain any requirements specified in the Development Regulations by the Lessor from time to time;	.viii عدم التزام المستأجر بمتطلبات الجودة والصحة والسلامة والبيئة التي يحددها المؤجر في أنظمة التطوير من وقت لآخر.
ix. The Lessee breaches its confidentiality obligations under Clause 11 hereof;	.ix انتهاك المستأجر لالتزاماته المتعلقة بالسرية بموجب البند 11 من هذه الاتفاقية؛
x. The Lessee assigning the Agreement, or sub-leasing, licensing out or allowing any third party to occupy or develop on the Plot, or a Change in Control occurs in respect of the Lessee, in contravention of Clause 16.2;	.x تنازل المستأجر عن هذه الاتفاقية أو التأجير من الباطن أو الترخيص أو السماح لأي من الغير بشغل الموقع أو تطويره أو حدوث تغير في السيطرة فيما يتعلق بالمستأجر بالمخالفة للبند 16.2.
xi. The Lessee fails to renew its License upon its expiry; and	.xi فشل المستأجر في تجديد الرخصة عند انتهائها.
xii. The Lessee has violated any other terms and conditions of the Agreement;	.xii انتهاك المستأجر لأي أحكام أو شروط بهذه الاتفاقية؛
b) then the Lessor may serve on the Lessee a remedy notice (the "Remedy Notice") specifying the nature of the breach and requiring the Lessee to cure such breach within sixty (60) days or, in the case of a failure to pay the Rent or any part thereof or any other sums due, within thirty (30) days, after receipt of the Remedy Notice.	**(ب)** ففي هذه الحالات يجوز للمؤجر أن يرسل إخطاراً إلى المستأجر (إخطار المعالجة) تحددُ فيه طبيعة المخالفة ويطالب المستأجر بمعالجة ذلك الإخلال خلال ستين (60) يوماً أو في حالة عدم سداد مبلغ الإيجار أو أي دفعة من منه أو أي مبلغ آخر مستحق خلال ثلاثين (30) يوماً من تاريخ تسلم إخطار المعالجة.
c) Without prejudice to any other right, remedy or power that the Lessor may have, the Lessor may terminate the Agreement without the need for a court order or arbitral award:	**(ج)** يجوز للمؤجر، دون المساس بأي حق آخر أو سبيل جبر ضررٍ أو صلاحية مكفولة للمؤجر، إنهاء هذه الاتفاقية دون الحاجة إلى أمر قضائي أو حكم تحكيم على النحو التالي
i. immediately by giving written notice (the "Termination Notice") to the Lessee if a material breach, the subject of a Remedy Notice, has not been remedied within sixty (60) days or, in the case of a failure to pay the Rent or any part thereof or any other sums due, within thirty (30) days, of receipt by the Lessee of that Remedy Notice; or	.i فوراً بموجب إرسال إخطار كتابي (**إخطار الإنهاء**) إلى المستأجر إذا لم يجرِ إصلاح الإخلال موضوع إخطار المعالجة خلال ستين (60) يوماً أو في حالة التخلف عن سداد الإيجار أو أي دفعة منه أو أي مبلغ آخر مستحق خلال ثلاثين (30) يوماً من تاريخ تسلم إخطار المعالجة.

ii. immediately by giving written notice (also a "Termination Notice") to the Lessee if the Lessee is bankrupt or is unable to pay its debts as and when they fall due, or goes into liquidation, or has a receiving or administration order made against it, or makes any composition or arrangement with its creditors, or carries on business under a receiver, trustee or manager for the benefit of its creditors, or if any act is done or event occurs which has a similar effect to any of these acts or events under any Applicable Law,	ii. فوراً من خلال إرسال إخطار كتابي (إخطار الإنهاء أيضاً) إلى المستأجر في حالة إفلاس المستأجر أو عجزه عن الوفاء بالديون عند استحقاقها أو دخوله في تصفية أو صدور أمر حراسة قضائية أو إدارة أملاك ضده أو قيامه بالتصالح أو عمل ترتيبات مع دائنيه أو مزاولته لأي نشاط تجاري بإشراف حارس قضائي أو أمين أو مدير لمصلحة دائنيه أو القيام بأي تصرف أو حدث أي واقعة لها تأثير مشابه على أي من هذه التصرفات أو الواقعات بموجب أي قانون معمول به .
d) in which case, the Agreement shall automatically terminate on the date specified in the Termination Notice (or, if no date is specified, the expiry date of the Termination Notice) or such later date as the Lessor agrees (the "Termination Date"), and any monies paid by the Lessee up to the Termination Date shall be forfeited in favour of the Lessor.	(د) وفي هذه الحالة، يجب إنهاء هذه الاتفاقية تلقائياً في الموعد المحدد في إخطار الإنهاء (أو إذا لم يُحدَّد تاريخ، في تاريخ انتهاء إخطار الإنهاء) أو أي تاريخ لاحق يوافق عليه المؤجر ("تاريخ الإنهاء")، ومصادرة أي أموال مدفوعة من المستأجر حتى تاريخ الإنهاء.
e) The Lessee expressly acknowledges and agrees that it consents to the Lessor's right to terminate the Agreement pursuant to this Clause 14, in accordance with the meaning of mutual consent contemplated under Article 267 of the Civil Code. Furthermore, the Lessee agrees that the Lessor shall be entitled to exercise the automatic termination of the Agreement without the need to obtain a court order in accordance with Article 271 of the Civil Code.	(ه) يقر المستأجر صراحةً ويوافق على أحقية المؤجر في إنهاء هذه الاتفاقية وفقاً لهذه المادة 14، وذلك وفقاً لمعنى التراضي المشار إليه في المادة 267 من قانون المعاملات المدنية. وعلاوة على ذلك، يوافق المشتري على أن للمؤجر الحق في ممارسة حق الإنهاء التلقائي لهذه الاتفاقية دون الحاجة إلى الحصول على أمر قضائي وفقاً للمادة 271 من قانون المعاملات المدنية.
f) If any specifications relating to the Plot or the Project (including but not limited to those indicated in Schedule 4), are not approved by any relevant Regulatory Authority (whether for any reason or no reason), or are amended, then the Lessor may elect (in its sole discretion), upon ten (10) days' notice in writing to the Lessee, to:	(و) إذا لم تجرِ الموافقة على خطة تقسيم وتطوير المؤجر للأرض أو المشروع (بما في ذلك على سبيل المثال لا الحصر تلك المشار إليها في الملحق (4)) من قبل أي هيئة تنظيمية معنية (سواءً بسبب أو بدون سبب)، أو جرى تعديلها، فحينئذٍ يجوز للمؤجر أن يختار (وفقاً لتقديره المطلق)، وبموجب إخطار كتابي مدته عشرة (10) أيام إلى المستأجر، أياً مما يلي:
i. amend the specifications of the Plot, and (if applicable) require modifications or amendments to the Lessee's Master Plan under Clause 4.5; or	i. تعديل مواصفات الأرض، و(إذا كان ذلك مطبقاً) طلب إدخال تعديلات على المخطط العام للمستأجر بموجب الفقرة 5.4؛ أو

ii. terminate the Agreement. If the Lessor elects to terminate the Agreement under this Clause 14.1(c), the Agreement shall terminate on the date specified in a written notice (also a "Termination Notice") (or, if no date is specified, the expiry date of the Termination Notice) or such later date as the Lessor agrees (also a "Termination Date") without the need to obtain a court order in accordance with Article 271 of the Civil Code.	ii. إنهاء هذه الاتفاقية. وإذا اختار المؤجر إنهاء هذه الاتفاقية بموجب البند 14.1 (ج)، فيجب إنهاؤها في التاريخ المحدد في (إخطار الإنهاء) (أو إذا لم يُحدَّد تاريخ، في تاريخ انتهاء إخطار الإنهاء) أو أي تاريخ لاحق يوافق عليه المؤجر ("تاريخ الإنهاء") دون الحاجة إلى الحصول على قرار من المحكمة وفقاً للمادة 271 من القانون المدني.
14.2. Additional obligations up to and following Termination Date and/or Expiry Date	**14.2. الالتزامات الإضافية حتى تاريخ الإنهاء أوالانتهاء وما بعدهما**
a) In addition to and without prejudice to any other obligations under the Agreement:	**(أ)** بالإضافة إلى ودون إخلال بأي التزامات أخرى بموجب هذه الاتفاقية:
i. upon service of a Termination Notice; and	i. بناءً على الإعلان بإخطار الإنهاء؛ و
ii. during a maximum period of twelve (12) months prior to the Expiry Date, the Lessee shall use all reasonable endeavours to do all that is necessary and required to enable the Lessor and/or any person appointed by it (the "Project Successors") to take over the construction, management, operation and maintenance of, and (to the extent not already owned and with excepting the Plot) to own all aspects of the Project and occupy the Plot on and from the Termination Date without disruption to any aspect of the Project.	ii. خلال فترة أقصاها اثنا عشر (12) شهراً قبل تاريخ الانتهاء، يلتزم المستأجر ببذل جميع مساعيه المعقولة للقيام بكل ما هو ضروري ومطلوب لتمكين المؤجر وأي شخص يعينه أو أي منهما ("خلف المشروع") من تولي بناء جميع جوانب المشروع وإدارتها وتشغيلها وصيانتها، وتملكها (بالقدر غير المملوك منها بالفعل وباستثناء الأرض) وشغل الموقع في تاريخ الانتهاء وبدءاً منه دون تعطيل أي جانب من جوانب المشروع.
b) Notwithstanding any provision in this Terms and Conditions to the contrary, the Lessee shall:	**(ب)** بغض النظر عن أي حكم يرد في هذه الشروط والأحكام خلاف ذلك، يلتزم المستأجر بما يلي:
i. provide the Lessor and any Project Successors with full access to and use of the Plot and Project Facilities and co-operate with, and comply with all reasonable requests made by the Lessor and any Project Successor;	i. إتاحة الفرصة المؤجر وأي خلف للمشروع للوصول الكامل إلى الموقع ومنشآت المشروع واستخدامهما والتعاون مع أي طلبات معقولة من جانب المؤجر وأي من خلف المشروع والالتزام بها؛ و
ii. provide the Lessor and any Project Successors with all relevant information, data, accounts and other records relating to the design construction, management, operation and maintenance of the Project and all aspects of it;	ii. تزويد المؤجر وأي من خلف المشروع بجميع المعلومات والبيانات والحسابات ذات الصلة وغيرها من السجلات المتعلقة ببناء وتصميم وإدارة وتشغيل وصيانة المشروع وجميع جوانبه؛ و
iii. to the fullest extent possible, transfer to the Lessor and/or any Project Successor (or any persons they may direct), effective from the Termination Date, the benefit of all agreements entered into by the Lessee and of all other legal rights created in the performance of its obligations under the Agreement or otherwise relating to or impacting on the Project and the Project Facilities (other than any relating to	iii. إلى أقصى حد ممكن، التحويل إلى المؤجر أو أي من خلفاء المشروع (أو أي أشخاص قد يصدرون توجيهات بهم)، بدءاً من تاريخ الإنهاء، منفعة جميع الاتفاقيات التي أبرمها المستأجر وجميع الحقوق القانونية الأخرى الناشئة في أداء التزاماته بموجب هذه الاتفاقية أو

the financing or borrowing of monies) to the extent that the Lessee is freely able to transfer (which freedom the Lessee shall not restrict or remove by agreeing to the insertion in any legally binding agreement of any wording or provision imposing any restriction or removal of such freedom). Pending transfer, or in the event that transfer is not permitted, the Lessee shall hold its rights and interests in relation to such agreements for the account and to the order of the Lessor or if required by the Lessor to any Project Successor; and	المتعلقة بالمشروع ومرافقه أو المؤثرة عليهما (عدا أي التزامات متعلقة بالتمويل أو اقتراض الأموال) إلى الدرجة التي يمكن المستأجر عندها التحويل بحرية على هذا النحو (هذه الحرية يلتزم المستأجر بعدم تقييدها أو منعها بالموافقة على إدراج، في أي اتفاق ملزم قانوناً، أي صيغة أو حكم بفرض أي تقييد أو منع لهذه الحرية). وإلى أن يتم التحويل أو إذا عدم السماح به، على المستأجر الاحتفاظ بحقوقه ومصالحه فيما يتعلق بهذه الاتفاقات لحساب وأمر المؤجر أو إذا طلب المؤجر ذلك من أحد خلفاء المشروع.
iv. meet with and agree with the Lessor the timetable and the mechanics for the takeover by the Lessor of the construction, management, operation and maintenance of, and ownership of the Project and Project Facilities and all aspects of them from the Termination Date.	**.iv** الالتزام والاتفاق مع المؤجر على الجدول الزمني وآليات تسلم المؤجر لبناء وإدارة وتشغيل وصيانة وملكية المشروع ومرافقه وجميع جوانبه اعتباراً من تاريخ الإنهاء.
14.3. Obligations on the Termination Date and the Expiry Date	**14.3. الالتزامات في تاريخ الإنهاء والانتهاء**
On the Termination Date or the Expiry Date (whichever is the earlier), the Project including but not limited to whatsoever constructed on the Plot shall be to the Lessor and the Lessor has the right upon its sole and absolute discretion to choose any of the following:	في تاريخ الإنهاء أو الانتهاء (أيهما أسبق)، تعود ملكية المشروع بما فيه على سبيل المثال لا الحصر ما تم بناؤه وانشاؤه على الأرض إلى المؤجر وحده. ويحق للمؤجر بناء على إرادته المطلقة والمنفردة، أن يختار أياً مما يلي:
14.3.1. Request the Lessee to remove the Project (and all Project Facilities) partially or totally and handover the Plot in a good condition including (i) other types of property and equipment and assets relating to the Project and the Project Facilities which are owned by the Lessee; and (ii) any property and equipment and assets leased by or licensed to the Lessee in connection with the Project and the Project Facilities, in such case all expenses related herein shall be solely borne by the Lessee.	**.14.3.1** أن يطلب من المستأجر أن يقوم بإزالة المشروع (وجميع مرفقاته) كلياً أو جزئياً وتسليم الأرض بحالة جيدة بما في ذلك (1) جميع أنواع الأخرى للممتلكات والمعدات والأصول المرتبطة بالمشروع ومرافقه التي يملكها المستأجر، و (2) أية ممتلكات ومعدات وأصول مستأجرة من قبل المستأجر أو مرخص للمستأجر بإستخدامها والتى ترتبط بالمشروع ومرافقه، وفي هذه الحالة فإن جميع التكاليف الناجمة عن ذلك تكون على نفقة المستأجر وحده.
14.3.2. Keep the Project without the cost or payment of compensation of whatsoever to the Lessee. In such case, the Lessee shall:	**.14.3.2** أن يحتفظ بالمشروع دون فرض تكلفة أو دفع أية تعويضات مهما كان نوعها أو طبيعتها إلى المستأجر. في مثل هذه الحالة، يجب على المستأجر:

RAS AL KHAIMAH ECONOMIC ZONE

a) Surrender, handover and give full possession and (where and to the extent that the Lessor does not then own) transfer full and unencumbered title:	**(أ)** تسليم ومنح الحيازة الكاملة و(في الحالة وإلى المدى الذي لا يمتلك عنده المؤجر) نقل الملكية التامة وغير المحملة برهن:
i. to all Project Facilities (including without limitation, all buildings, facilities and fixtures on the Plot and their fittings, and all improvements) to the Lessor (or such person as the Lessor directs); and	**i.** لجميع مرافق المشروع (بما في ذلك على سبيل المثال لا الحصر، جميع المباني والمرافق والتركيبات في الموقع وتجهيزاتها، وجميع التحسينات) إلى المؤجر (أو أي شخص آخر يحدده المؤجر).
ii. to all other types of property and equipment and assets relating to the Project and the Project Facilities which are owned by the Lessee;	**ii.** جميع الأنواع الأخرى للممتلكات والمعدات والأصول المرتبطة بالمشروع ومرافقه التي يملكها المستأجر؛
b) the Lessee shall execute all such documents required and take all such actions and do all things necessary to give effect to such transfers and this Clause 14; and	**(ب)** يلتزم المستأجر بتوقيع جميع المستندات المطلوبة واتخاذ كافة الإجراءات والقيام بكل ما هو ضروري لإنفاذ هذه التحويلات وما ورد في الفقرة 14 هذه؛ و
c) Within thirty (30) days of the termination or expiry of the Agreement, the Lessee shall apply for the cancellation of all entries and registrations made by or on behalf of the Lessee in association with the Agreement and the interest of the Lessee in the Plot and/or the Project Facilities including those made at the Ras Al Khaimah Land Department. The Lessee shall be responsible for all fees or charges levied in the cancellation of registration of the Agreement and shall provide certified copies of all such applications for cancellation and/or deregistration certificate to the Lessor. For the avoidance of doubt, if the Lessee fails to apply for the cancellation of all entries and registrations, the Lessor shall apply for said cancellation and the Lessee shall reimburse all fees, charges and costs paid by the Lessor upon demand.	**(ج)** في غضون ثلاثين (30) يوماً من تاريخ إنهاء أو انتهاء هذه الاتفاقية، يلتزم المستأجر بالتقدم بطلب لإلغاء جميع القيود والتسجيلات التي قام بها المستأجر أو تمت باسمه فيما يتعلق بهذه الاتفاقية ومصلحة المستأجر في الموقع ومرافق المشروع أو أي منهما بما فيها تلك التي جرت في دائرة الأراضي والأملاك في رأس الخيمة. ويلتزم المستأجر بتحمل جميع الرسوم أو المصروفات المفروضة على إلغاء تسجيل هذه الاتفاقية وتقديم نسخ مصدقة من جميع طلبات الإلغاء وشهادة شطب التسجيل أو أي منهما للمؤجر. ولتفادي اللبس، إذا تخلف المستأجر عن التقدم بطلب لإلغاء جميع القيود والتسجيلات، ففي هذه الحالة يقوم المؤجر بالتقدم بطلب لهذا الإلغاء ويعوض المستأجر المؤجر عن جميع الرسوم والمصروفات والتكاليف التي دفعتها عند مطالبته بذلك.
14.4. Abandonment of the Plot and/or Project.	**14.4. ترك الأرض و/أو المشروع**
14.4.1. In the event the Plot and/or the Project is deserted or vacated by the Lessee and the Lessee (or its authorized representative) is not traceable, and the Lessor is satisfied in the circumstances that Plot	**14.4.1.** في حال هجر الأرض و/أو المشروع أو اخلاء أي منهما من قبل المستأجر، وفي حالة عدم امكانية تعقب المستأجر (أو ممثليه القانونيين)، وأن الأرض و/أو المشروع تم تركها من قبل المستأجر

and/or the Project is abandoned by the Lessee, the Lessor may terminate the Agreement. The Lessee agrees that the Lessor in terminating the Agreement under this Clause 14.4 is without the need to obtain a court order in accordance with Article 271 of the Civil Code. The Termination Notice under Clause 14.1 (b) shall be sent to the last known address on records of the Lessee.	وذلك وفقاً لاعتقاد المؤجر، فيحق للمؤجر في مثل هذه الحالة أن يقوم بانهاء الاتفاقية. يوافق المستأجرعلى أنه يحق للمؤجر انهاء الاتفاقية وفقاً لهذا البند (5.14) دون الحاجة إلى الحصول على أي حكم قضائي وفقاً لأحكام المادة 271 من قانون المعاملات المدنية. ويتم ارسال اخطار الانهاء للمستأجر وفقاً لأحكام البند (1.14 – فقرة ب) لآخر عنوان معروف للمستأجر وفقاً لسجلات المؤجر..
14.4.2. In the case of the abandonment contemplated in Clause 14.4, the Lessee irrevocably and unconditionally grants the Lessor an irrevocable power and authority to take over the Plot and the Project or to appoint a Project Successor. In such a case, applicable provisions stated in Clauses 14.2, and 14.3 shall apply.	**.14.4.2** في حالة ترك الأرض وفقاً لأحكام البند 14.5، فإن المستأجر يمنح المؤجر، بما لا رجعة فيه ودون أي شرط، السلطة والصلاحية لأخذ الأرض والمشروع أو أن ينقل الأرض و/أو المشروع لخلف آخر. في مثل هذه الحالة فإن الشروط المنصوص عليها في البند 14.2، و 14.3، و 14.4 ستطبق.
14.5. Early Termination at the request of the Lessee.	**14.5. الانهاء المبكر بناء على رغبة المستأجر**
14.5.1. In the event, the Lessee proposes or requests for the early termination of the Agreement, the Lessee shall serve to the Lessor with twelve (12) months written notice prior to the effective date of the early termination. Once accepted by the Lessor, any payment paid in advance shall be forfeited in favour of the Lessor. In addition to the said forfeiture, the Lessee shall pay rent for the period of twelve (12) months or for the remainder of the Term, whichever is less.	**.14.5.1** في حالة طلب المستأجر لانهاء هذه الاتفاقية مبكراً، فإنه يتوجب عليه أن يخطر المؤجر كتابياً بذلك بمهلة لا تقل عن(12) اثنا عشر أشهر من تاريخ الانهاء المبكر. بناء على قبول المؤجر لذلك، يتم خسارة أي دفعة مسبقة سبق وقام المستأجر بدفعها للمؤجر. اضافة لهذه الخسارة، فإن المستأجر يتوجب عليه دفع الإيجار لمدة اثنا عشر شهراً أو المتبقي من مدة الإيجار، أيهما أقل.
14.5.2. In the event that the Lessee fails to observe the said prior notice period, the Lessee shall be liable to pay penalty in an amount equivalent to the period not observed. The applicable provisions stated in Clauses 14.2, 14.3, and 14.5.1 shall also apply.	**.14.5.2** في حالة فشل المستأجر الالتزام بأحكام الاخطار، فإنه يتوجب عليه دفع غرامة تقدر قيمتها بما يعادل الإيجار عن المدة المغفلة من الاخطار. كما أن الشروط المنصوص عليها في البند 14.2 و 14.3 و14.4 و 14.6.1 ستطبق.
14.6. Early Termination by the Lessor:	**14.6. الإنهاء المبكر من قبل المؤجر**
The Lessor has the right to pre-terminate the Agreement by giving twelve (12) months prior written notice to the Lessee.	للمؤجر الحق في إنهاء الاتفاقية بشكل مسبق عن طريق تقديم إخطار مكتوب مسبق مدته اثني عشر (12) شهرًا إلى المستأجر.

14.7. Survival	**14.7. استمرارية سريان بنود العقد**
This Clause 14 shall (and for the avoidance of doubt, the Lessee's and the Lessor's obligations under Clauses 14.2 to 14.5 (inclusive) shall to the extent not completed) continue to apply after the Termination Date or Expiry Date.	يستمر سريان البند رقم 14 هذا (ولتفادي اللبس، فإن التزامات المستأجر والمؤجر المنصوص عليها في البنود من 14.2 إلى 14.5 تظل إلى الحد الذي لم يكتمل سارية) بعد انتهاء هذه الاتفاقية أو إنهائها.
15. INDEMNITY	**15. التعويض**
The Lessee shall indemnify and hold the Lessor and its affiliates and their respective officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including legal expenses, of any kind and nature brought against, imposed on, incurred by or asserted against the Lessor, in any way, either directly or indirectly, relating to, arising out of or in connection with the actions or inactions of the Lessee, its employees, officers, agents, contractors, subcontractors and assigns in connection with the Agreement, the Project, the Project Facilities, the Plot and/or the design, construction, operation, management, maintenance of and any activities carried out on or relating to the Project, the Project Facilities and/or the Plot.	يلتزم المستأجر بتعويض المؤجر والشركات التابعة له ومسؤوليهم وموظفيهم ووكلائهم ويبرئ ذمتهم من جميع المسؤوليات والالتزامات والخسائر والأضرار والعقوبات والمطالبات والإجراءات والدعاوى والتكاليف والنفقات بما في ذلك المصروفات القانونية، من أي طبيعة كانت والمرفوعة ضد أو المفروضة على أو المتكبدة أو المؤكدة ضد المؤجر بشكل مباشر أو غير مباشر والمتعلقة أو الناشئة عن أو فيما يتعلق بأفعال المستأجر وموظفيه ومسؤوليه ووكلائه ومقاوليه ومقاوليه من الباطن ومن يتنازل إليهم أو تقصيراتهم فيما يتعلق بهذه الاتفاقية والمشروع ومرافق المشروع والموقع وتصميم وإنشاء وتشغيل وإدارة وصيانة المشروع ومرافق المشروع والموقع أو أي منهما أو أي نشاط تم تنفيذه في المشروع أو متعلق به أو أي من ذلك.
16. SUBCONTRACTING AND ASSIGNMENT	**16. التعاقد من الباطن والتنازل عن العقد**
16.1. Subcontracting	**16.1. التعاقد من الباطن**
a) Subject always to Clause 7.3, the Lessee may, with the prior written approval of the Lessor, subcontract the performance of its rights and/or obligations under the Agreement with respect to the development of the Plot to appropriately experienced, competent, qualified and reputable persons.	(أ) مع مراعاة البند 3/7 دائماً، يجوز للمستأجر، بالموافقة الكتابية المسبقة من المؤجر، التعاقد من الباطن على أداء التزاماته والتنازل عن حقوقه أو أي الأمرين في هذه الاتفاقية فيما يتعلق بتطوير الأرض مع أشخاص يتسمون بالخبرة والكفاءة والتأهيل والسمعة المناسبة.
b) If the Lessee does subcontract or delegate the performance of its rights and/or obligations under the Agreement or any other Project Agreement, or enters into any material contract in connection with the Project, it shall use all reasonable endeavours to ensure that its rights under such agreement can be freely assigned to the Lessor or any nominee of the Lessor.	(ب) إذا تعاقد المستأجر من الباطن أو عهد بأداء التزاماته وتنازل عن حقوقه أو أي منها الواردة في هذه الاتفاقية أو عقد مشروع آخر أو أبرم أي اتفاق جوهري فيما يتصل بالعقد، فإنه يلتزم ببذل جميع الجهود المعقولة لضمان التنازل بحرية عن حقوقه الواجبه له في هذه الاتفاقية إلى المؤجر أو من ينوب عنها.
16.2. Assignment and Sub-Leasing	**16.2. التنازل والتأجير من الباطن**
a) The Lessee shall not assign, transfer, sub-lease, license or otherwise dispose of, or allow the occupation or development of any part of the Plot to any third party	(أ) يلتزم المستأجر بعدم التنازل عن أي جزء من الموقع أو تحويل ملكيته أو تأجيره من الباطن أو ترخيصه أو التصرف

(whether in whole or in part) without the prior written consent of the Lessor.	فيه أو السماح بشغله أو تطويره إلى أي من الغير (سواء أكان ذلك كلياً أم جزئياً) دون الحصول على موافقة خطية مسبقة من المؤجر.
b) Without limiting the Lessor's discretion under Clause 16.2(a), if the Lessor gives any such consent, the proposed assignee shall be required to enter into a written agreement with the Lessor and the Lessee in such form and on such terms as the Lessor shall specify. No transferee or assignee shall however have rights exceeding the rights granted to the Lessee (including in the Plot) pursuant to the Agreement.	**(ب)** دون تقييد للسلطة التقديرية للمؤجر بموجب البند 16.2 (أ)، إذا منح المؤجر أي موافقة من هذا القبيل، فسيُطالَب المتنازل إليه المقترح بالدخول في اتفاق كتابي مع المؤجر و المستأجر بالشكل والشروط التي يحددها المؤجر. إلا إنه لا يكون لأي متنازَل إليه أو محوَّل إليه حقوق تتجاوز الحقوق الممنوحة للمستأجر (بما في ذلك الحقوق في الموقع) وفقاً لهذه الاتفاقية.
c) Any Change in Control of the Lessee without the prior written consent of the Lessor shall be deemed to be an assignment in breach of Clause 16.2(a).	**(ج)** يعتبر أي تغيير في سيطرة المستأجر بدون موافقة خطية مسبقة من المؤجر تنازلاً بالمخالفة للبند 16.2(أ).
d) "Change in Control" means a change in the legal or beneficial ownership of the Lessee, or any shareholder of the Lessee, which results in any other person holding or controlling (directly or indirectly) the shares in the Lessee, or otherwise being in a position to direct the management control of the Lessee or otherwise effectively control the Lessee by any other means.	**(د)** يعني **"التغير في السيطرة"** تغيراً في الملكية القانونية أو النفعية للمستأجر أو أي من مساهميه والذي يؤدي إلى سيطرة أو تملك أي شخص آخر قابض (بشكل مباشر أو غير مباشر) لأسهم المستأجر ، أو يكون في منصب معني بتوجيه الرقابة الإدارية للمستأجر أو السيطرة الفعلية على المستأجر بواسطة أي وسيلة أخرى.
16.3. Liability	**16.3. المسؤولية**
If the Lessee does assign, transfer or otherwise dispose or subcontract or delegate the performance of its rights and/or obligations under the Agreement, the Lessee shall not be relieved from any liability or obligation under the Agreement (including to make part payments of the Rent) and the Lessee shall continue to be responsible for the negligent acts, omissions or defaults of any person to whom any such rights and/or obligations have been disposed or subcontracted as fully as if they were the negligent acts, omissions or defaults of the Lessee, its officers, employees or agents.	إذا عهد المستأجر بالتزاماته أو تنازل عن حقوقه المنصوص عليها في هذه الاتفاقية أو حولها أو تصرف فيها أو تقاول عليها من الباطن، فلا يُعفى من أي مسؤولية أو التزام بموجب هذه الاتفاقية (بما في ذلك سداد دفعات جزئية من قيمة الإيجار) ويظل المستأجر مسؤولاً عن تقصير أو سهو أو إخلال أي شخص جرى التنازل له عن أي حق أو عُهِد إليه بأي التزام كما لو كان هذا التقصير أو السهو أو الإخلال من جانب المستأجر نفسه أو مسؤوليه أو موظفيه أو وكلائه.
17. REPRESENTATIONS AND WARRANTIES	**17. الإقرارات والتعهدات**
Each Party represents and warrants to the other Party that:	يقر كلٌ من الطرفين ويتعهد للآخر بما يلي:
a) It is duly incorporated and validly existing with the authority to enter into and perform the Agreement and comply with its terms;	**(أ)** أنه مؤسس وقائم على نحو صحيح ويملك صلاحية إبرام هذه الاتفاقية وتنفيذها والالتزام بشروطها؛ و
b) The Agreement constitutes a legal and valid obligation binding on it and that all actions required to be taken in order to authorise its execution and performance by it have been taken; and	**(ب)** أن هذه الاتفاقية تشكل التزاماً قانونياً ساري المفعول وملزماً له وأنه جرى اتخاذ جميع ما يلزم من إجراءات في سبيل الإذن بتنفيذه وأداء التزاماته؛ و

RAS AL KHAIMAH ECONOMIC ZONE

c) The Agreement does not conflict with any Applicable Law or any agreement to which it is a party.	(ج) أن هذه الاتفاقية لا تتعارض مع أي قانون معمول به أو أي اتفاق آخر هو طرف فيه.
18. NOTICES	18. الإخطارات
18.1. Any notice or other communication under the Agreement shall be in writing and shall be delivered personally, by registered mail, courier, fax, and/or email, to the Party due to receive such notice at the address of the Party as set out in the Particulars. Either Party shall notify in writing the other Party in case of change of such address.	18.1. يكون أي إخطار أو وسيلة اتصال أخرى في إطار الاتفاقية كتابياً، ويتم تسليمه شخصيًا، عن طريق البريد المسجل أو البريد السريع، أو الفاكس و / أو البريد الإلكتروني، للطرف المنوط بتلقي مثل هذا الإشعار على عنوانه على النحو المبين في التفاصيل. ويجب على أي من الطرفين إخطار الطرف الآخر كتابيًا في حالة تغيير عنوانه.
18.2. All notices or other communications under the Agreement given to a Party to the Agreement in accordance with Clause 18.1 shall be deemed to have been received:	18.2. تعد كافة الإخطارات أو المراسلات الأخرى بموجب هذه الاتفاقية قد تسلمها أحد الطرفين وفقاً للبند 18.1 إذا:
a) If delivered personally, at the time of delivery;	(أ) في حال تسليمها يداُ بيد فإنه في تاريخ التسليم.
b) If sent by registered mail, on receipt of the acknowledgement;	(ب) في حال الإرسال بالبريد المسجل فإنه بتسلم الإخطار بعلم الوصول.
c) If sent by courier, on the date of delivery as evidenced by the records of the courier;	(ج) في حال الإرسال عن طريق شركة شحن فإنه في تاريخ التسليم الوارد في سجلات شركة الشحن.
d) If sent by fax, at the time of transmission, as evidenced by the notifying Party's transmission report; and/or	(د) في حال الإرسال عن طريق الفاكس فإنه في تاريخ الإرسال الثابت بموجب تقرير الإرسال الخاص بالطرف المُخطر.
e) If sent by email, at the time of transmission.	(ه) في حال الإرسال عن طريق البريد الإلكتروني فإنه في وقت الإرسال.
19. GOVERNING LAW AND FORUM OF DISPUTE	19. القانون المعمول به ومحل فض النزاعات
19.1. The Agreement is governed by the laws of United Arab Emirates as applied in the Emirate of Ras Al Khaimah.	19.1. تخضع هذه الاتفاقية للقوانين المعمول بها في دولة الإمارات العربية المتحدة وإمارة رأس الخيمة.
19.2. Any claim or dispute regarding this Agreement or in relation to it shall be resolved by resorting to the exclusive jurisdiction of Ras Al Khaimah courts.	19.2. يتم حل أى نزاع أو خلاف متعلق بهذه الإتفاقية أو ما يتعلق بها عن طريق اللجوء إلى الاختصاص القضائي الحصري لمحاكم رأس الخيمة.
19.3. Notwithstanding the existence of any negotiations, legal processes or court cases relating to a claim or dispute, the Parties shall continue to perform their respective obligations in accordance with the terms of the Agreement.	19.3. بغض النظر عن وجود أي مفاوضات أو إجراءات قانونية أو دعاوى قضائية تتعلق بمطالبة أو نزاع، يجب على الطرفين مواصلة الوفاء بالتزاماتهما وفقاً لأحكام هذه الاتفاقية.
19.4. This Clause shall survive the expiration or termination of the Agreement.	19.4. يستمر سريان هذا البند بعد انتهاء هذه الاتفاقية أو إنهائها.
20. MISCELLANEOUS	20. متفرقات
20.1. Severability	20.1. قابلية الفصل بين البنود

The invalidity, in whole or in part, of any of the provisions of the Agreement will not affect the validity of the remainder of the Agreement.	إن بطلان أحكام هذه الاتفاقية كلها أو جزء منها لا يؤثر على صلاحية باقي أحكامها.
20.2. Entire Agreement	**20.2. الاتفاق الكلي**
The Agreement (including any schedules or exhibits hereto and all amendments hereto) contains the complete agreement between the Parties with respect to the matters contained herein and supersedes all other agreements, whether written or oral. In case of conflict between the Particulars and the Term and Conditions of Lease, the Particulars shall prevail.	تشكل الاتفاقية (بما في ذلك أي ملحقات أو مستندات مرفقة بها وجميع التعديلات بها) الاتفاق الكامل فيما يتعلق بالمسائل الواردة في هذه الاتفاقية وتحل محل جميع الاتفاقيات الأخرى، سواء كانت مكتوبة أو شفهية. في حال وجود تعارض بين التفاصيل و شروط وأحكام عقد الإيجار، تسود التفاصيل ويتم العمل بها.
20.3. Amendment	**20.3. التعديل**
No modification, amendment, or other change to the Agreement will be binding on any Party unless consented to in writing by both Parties.	لا تسري أي تعديلات أو تغييرات على هذه الاتفاقية ولا يُعتد بها ما لم يكن متفقاً عليها خطياً من قبل الطرفين.
20.4. Further Assurances	**20.4. التأمينات الإضافية**
Each Party agrees, at its own cost, to execute and deliver to the other such additional documents, and take such additional actions, as may be reasonably necessary in order to implement and give full legal effect to the Agreement.	يوافق كل طرف على أن يحرر ويسلم إلى الطرف الآخر وذلك على نفقته الخاصة كافة المستندات الإضافية وأن يتخذ كافة الإجراءات الإضافية التي قد تكون ضرورية ومعقولة من أجل تنفيذ هذه الاتفاقية وإنفاذها على النحو القانوني الواجب.
20.5. Waiver	**20.5. التنازل**
Failure by either Party to exercise any of its rights under the Agreement shall not constitute a waiver of such rights. Neither Party shall be deemed to have waived any right resulting from any failure to perform by the other unless it has made such waiver specifically in writing.	إذا تعذر على أي طرف ممارسة أحد الحقوق الممنوحة إليه بموجب هذه الاتفاقية فإن ذلك لا يشكل تنازلاً عن تلك الحقوق، ولا يعد أي طرف قد تنازل عن حقوقه إذا تعذر عليه ممارسة غيرها من الحقوق ما لم يصدر عنه تنازل خطي مُحدد بذلك.
20.6. Counterparts	**20.6. نسخ الاتفاقية**
The Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one and the same agreement.	يجوز تحرير هذه الاتفاقية من نسخة أو أكثر كل منها يعد أصلاً يعتد به، وجميعها تشكل نفس نسخة الاتفاقية.
20.7. Costs	**20.7. التكاليف**
Each of the Parties shall pay its own costs and expenses incidental to the negotiation, preparation and completion of the Agreement	يتحمل كل طرف التكاليف والمصاريف العرضية الخاصة بالمفاوضات حول هذه الاتفاقية وإعدادها وإنجازها.
20.8. No Agency or Partnership	**20.8. لا وجود لأي وكالات أو شراكات**
a) Except as otherwise expressly provided for in the Agreement or the Approved Plans and procedures per Development Regulations or unless otherwise agreed between the Parties in writing, neither Party shall:	(أ) باستثناء ما يرد به نص صريح بخلاف ذلك في هذه الاتفاقية أو المُخططات والإجراءات المعتمدة حسبما

	هو وارد في أنظمة التطوير وما لم يتم الاتفاق خطياً على خلاف ذلك بين الطرفين، يحظر على أي طرف:
i. make purchases or sales or incur any liabilities whatsoever on behalf of the other; or	i. إجراء عمليات بيع أو شراء أو تحمل التزامات أياً كانت نيابة عن الطرف الآخر.
ii. pledge the credit of the other; or	ii. استغلال اسم الطرف الآخر كضمان.
iii. hold itself out as acting as an agent for the other.	iii. أن يدعي أنه يتصرف بصفته وكيلاً عن الطرف الآخر.
b) Nothing in the Agreement is intended to or shall give rise to any relationship of partnership or profit sharing in the nature of partnership between the Parties to the Agreement.	(ب) لا تتضمن هذه الاتفاقية أي شيء من شأنه أن يفسَّر أو يفهم على أنه علاقة شراكة أو مشاركة أرباح ذات طبيعة تشاركية بين طرفي هذه الاتفاقية.
20.9. Non-Reliance	**20.9. عدم الاعتماد**
Each of the Parties to the Agreement acknowledges that, in agreeing to enter into the Agreement, it has not relied on any representation, warranty, collateral contract or other assurance (except those set out in the Agreement) and waives all rights and remedies which, but for this Clause 20.9, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, provided that nothing in this Clause shall limit or exclude any liability for fraud, or fraudulent misrepresentation.	يقر كل طرف بأنه في سبيل قبوله إبرام هذه الاتفاقية لم يعتمد على أي تعهدات أو ضمانات أو عقود إضافية أو غيرها من التأمينات (باستثناء تلك المنصوص عليها في هذه الاتفاقية) كما أنه يتنازل عن كافة الحقوق وسبل استرداد الحق –ولكن لأغراض هذا البند 22-9- التي قد تكون متوفرة له فيما يتعلق بأي تعهد أو ضمان أو عقد إضافي وغيرها من الضمانات شريطة ألا تتضمن هذه المادة أي شيء من شأنه أن يقيد أو يستثنى المسؤولية عن التزوير والغش والتدليس.
20.10. Survival	**20.10. استمرارية سريان بنود العقد**
Termination or expiry of the Agreement shall not affect the provisions of this Clause 20 and Clauses 9, 11, 14, 15 and 19 and shall be without prejudice to any accrued rights or liability or any claim that either Party may have against the other arising prior to such termination or expiration.	لا يؤثر فسخ هذه الاتفاقية أو انتهاؤها على الأحكام الواردة في المواد 20 و 10 و11 و14 و15 و19 وذلك دون الإخلال بأي من الحقوق والالتزامات والمطالبات الأخرى المستحقة التي قد تكون لأحد الطرفين ضد الطرف الآخر والتي قد تنشأ قبل فسخ الاتفاقية.
20.11. Publicity	**20.11. الإعلان**
The Lessor shall have the right to advertise or publicly announce or disclose that the Lessee is undertaking the Project.	يحق للمؤجر أن يعلن أو يفصح علناً أن المستأجر قد تعهد بتنفيذ المشروع.
20.12. Consents	**20.12. الموافقات**
When the Lessor's consent or approval is required under the Agreement for any matter, the Lessor shall be entitled to give or withhold such consent or approval in its sole discretion (including, without limitation, imposing such conditions as the Lessor thinks fit), and such consent or approval must be expressed in writing to be effective (regardless of whether or not the Agreement provides that such consent or approval is in the sole discretion of the Lessor or that such consent or approval must be in writing).	متى دعت الحاجة إلى الحصول على موافقة المؤجر بموجب هذه الاتفاقية فيما يتعلق بأي أمر من الأمور فإنه للمؤجر مُطلق الحرية في منح هذه الموافقات أو الاعتمادات أو الامتناع عن منحها (بما في ذلك على سبيل المثال لا الحصر فرض الشروط والأحكام التي تراها مناسبة) ولا بد أن تكون هذه الموافقات والاعتمادات خطية حتى يعتد بها (بصرف النظر عما إذا كانت هذه الاتفاقية قد نصت على أنه للمؤجر مُطلق الحرية في منح الموافقات والاعتمادات والامتناع عنها أو ضرورة أن تكون في صورة خطية أم لا).
20.13. Competition	**20.13. المنافسة**

Nothing within the Agreement or in any of the negotiations leading up to the Agreement is to be construed as an undertaking or promise by the Lessor to restrict in any way the granting of rights over other plots in the Site to direct or indirect competitors of the Lessee or its Permitted Purpose.	لا شيء في هذه الاتفاقية أو أية مفاوضات سابقة لهذه الاتفاقية يمكن أن تعد أو تفسر على أنها تعهد أو ضمان من قبل المؤجر لتقييد، بأي شكل من الأشكال، حريته في منح حقوق على أراض أخرى في الموقع لمنافس مباشر أو غير مباشر للمستأجر أو أهدافه المرخصة.
20.14. Resolution of Consistencies	**20.14. حل التعارض**
In the event of any difference or inconsistency between the English and the Arabic wordings of this Agreement, the Arabic wordings shall prevail	في حال وجود أي اختلاف أو تعارض بين اللغة الإنجليزية واللغة العربية لهذه الاتفاقية، تسود اللغة العربية ويتم العمل بها.
IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have executed the Agreement as of the date first written above.	**وإشهادًا على ما تقدم**، قام الممثلون المفوضون للطرفين هنا بإجراء هذه الاتفاقية اعتبارً من التاريخ المدون بصدر هذه الاتفاقية.
For and on behalf of the **Lessor:**	لصالح ونيابة عن **المؤجر:**
By : __________	**بواسطة** : __________
Name : Mucarram Careem	**الاسم** : مكرم كريم
Title : __________	**اللقب** : __________
For and on behalf of the **Lessee:**	لصالح ونيابة عن **المستأجر:**
By : __________	**بواسطة** : __________
Name : Mhd Zaher Daboul	**الاسم** : زاهر دابول محمد
Title : Manager	**اللقب** : Manager

SCHEDULE 1		ملحق 1
THE PROJECT DESCRIPTION		وصف المشروع
THE PROJECT FACILITIES:		مرافق المشروع:
Proposed activities within the Plot/Site (As per the License)		الأنشطة المقترحة داخل قطعة الأرض/الموقع (حسب الرخصة)
Project Facilities and Services like Factory Building, Office Building, Warehouse and Common areas as per Regulatory Authorities' Guidelines		مرافق المشروع وخدماته مثل مبنى المصنع ومبنى المكاتب والمستودعات والمناطق المشتركة وفقا لتوجيهات السلطات التنظيمية

SCHEDULE 2		ملحق 2
MATTERS FOR INCLUSION IN THE MASTER PLAN		المسائل الواجب إدراجها في المخطط الرئيسي
Detailed description of the Design Phase, Construction Phase and Operation and Maintenance Phase for each of the Project Facilities, including the:		(1) وصف مفصل بمرحلة التصميم ومرحلة الإنشاء والتشغيل والصيانة لكل منشآت المشروع بما في ذلك:
Scope of work for the design and construction of the Project Facilities;		(أ) نطاق العمل من أجل تصميم منشآت المشروع وإنشائها.
The timetable/schedule and conditions for the commencement and completion of the Design Phase and the Construction Phase and for the commencement of the Operation and Maintenance Phase;		(ب) الجدول الزمني وشروط البدء في مرحلة التصميم ومرحلة الإنشاء وإنجازها والبدء في مرحلة التشغيل والصيانة.
Conditions for the issuance by the Lessor of a Facility Start -Up Certificate in respect of each of the Project Facilities.		(ج) شروط إصدار شهادة البدء من المؤجر فيما يتعلق بكل منشآة من منشآت المشروع.
Plans, Specifications and Submissions as per the Development Regulations.		(2) المخططات والمواصفات والمتسلمات بناءً على أنظمة التطوير.
A list of the records and information to be provided, and the time for their provision, to the Lessor.		(3) قائمة السجلات والمعلومات المقرر تزويد المؤجر بها والفترة الزمنية اللازمة لذلك.
Any additional requirements specified in the master plan submission Development Regulations, as provided by the Lessor.		(4) أي متطلبات إضافية منصوص عليها في المخطط العام ومتسلمات أنظمة التطوير على النحو الذي يوفره المؤجر.

RAS AL KHAIMAH ECONOMIC ZONE

SCHEDULE 3	ملحق 3
The Infrastructure	البنية التحتية
For the purposes of the Agreement, "**Infrastructure**" shall mean the roads, telecommunications, power, and potable water to be provided within the Site with a connection provision upon completion of construction as set out in Clause 5.2 (unless the Infrastructure is already provided as specified herein below).	لأغراض هذه الاتفاقية، تعني "البنية التحتية" الطرق، والاتصالات، والطاقة، والمياه الصالحة للشرب التي يتم توفيرها داخل الموقع مع توفير اتصال عند الانتهاء من البناء على النحو المبين في البند 5-2 (ما لم يتم توفير البنية التحتية بالفعل كما هو محدد أدناه).
The obligation with regard to the provision of the Infrastructure shall be as specified herein below. For the avoidance of doubt, the Lessor shall not be responsible for the provision of any infrastructure, including levelling, fencing and demarcation the Plot, nor shall the Lessor assume any other costs including any costs that may be payable or incurred or any fees associated with or arising in relation to the connection to the Infrastructure.	يجب الالتزام فيما يتعلق بتوفير البنية التحتية على النحو المحدد أدناه: لتجنب الشك، لن يكون المؤجر مسؤولاً عن توفير أي بنية تحتية، بما في ذلك تسوية ووضع أسوار وترسيم قطعة الأرض، ولن يتحمل المؤجر أي تكاليف أخرى بما في ذلك التكاليف التي قد تكون مستحقة الدفع أو المتكبدة أو أي رسوم مرتبطة أو ناشئة فيما يتصل بالبنية التحتية.
Roads: The Lessee undertakes to develop the main road network within the Site. The Lessee shall be responsible at its own cost for construction of the access road connecting the Plot with the Lessor's roads in coordination with the Lessor.	**الطرق**: يتعهد المستأجر بتطوير شبكة الطرق الرئيسية داخل الموقع. يكون المستأجر مسؤولاً على نفقته الخاصة عن بناء طرق الوصول التي تربط قطعة الأرض بطرق المؤجر بالتنسيق مع المؤجر.
Sewerage: The Lessee shall provide at its own cost and within its premises on site facilities for disposal of all types of waste in accordance with requirements of the Regulatory Authorities.	**الصرف الصحي**: يجب أن يوفر المستأجر على نفقته الخاصة داخل مبانيه مرافق بالموقع للتخلص من جميع أنواع النفايات وفقا لمتطلبات السلطات التنظيمية.
Telecommunications: The Lessee undertakes to develop the telecommunication containment system (Civil Works) within the Site unless the service provider / operator provides a wireless connection or other alternative technology in the future. The service provider/operator will provide an estimate of its associated fees and secure the service upon payment by the Lessee of such associated fees. The Lessee shall approach the service provider/operator for fulfilling the telecommunication services connections procedure and the settlement of the related connection fees estimate.	**الاتصالات**: يتعهد المستأجر بتطوير نظام احتواء الاتصالات السلكية واللاسلكية (الأعمال المدنية) داخل الموقع ما لم يوفر مزود الخدمة / المشغل اتصال لاسلكي أو تكنولوجيا أخرى بديلة في المستقبل. سيقدم مزود الخدمة / المشغل تقديرًا للرسوم ذات الصلة وتقديم الخدمة عند سداد المستأجر لهذه الرسوم المرتبطة بها. يتوجه المستأجر إلى مزود الخدمة / المشغل لتنفيذ إجراءات توصيل خدمات الاتصالات وتسوية تقدير رسوم الاتصال ذات الصلة.
Power: The Lessee should contact FEWA or any other authorised service provide for the construction of electric substations, corridors for cable laying and roads crossing ducts for laying cables across the roads. The Lessee shall also, after getting the Lessor's prior written approval, approach the relevant Regulatory Authorities directly for fulfilling the electricity connection procedure and the settlement of the related power connection fees estimate (the	**الطاقة**: يجب على المستأجر الاتصال بالهيئة الاتحادية للكهرباء أو أي جهة معتمدة أخرى لتزويد الخدمة لإنشاء محطات كهربائية وممرات لوضع الكابلات وأنابيب عابرة للطرق لوضع الكابلات عبر الطرق. يجب على المستأجر كذلك بعد الحصول على موافقة كتابية مسبقة من

estimate for electric supply to the project) and any other associated costs.		المؤجر التوجه مباشرة إلى السلطات التنظيمية المختصة لتنفيذ إجراء الربط الكهربائي وتسوية تقدير رسوم توصيل الطاقة ذات الصلة (تقدير توصيل التيار الكهربائي إلى المشروع) وأي تكاليف أخرى مرتبطة .
Potable water: The Lessee shall, after getting the Lessor's prior written approval, approach the relevant Regulatory Authorities directly for water connection.		**المياه الصالحة للشرب:** يجب على المستأجر، بعد الحصول على الموافقة الكتابية المسبقة للمؤجر، التوجه إلى السلطات التنظيمية ذات الصلة لتوصيل المياه.
Storm water: The Lessee shall, at its own cost, discharge the rain water from the Plot in accordance with the applicable procedures in the Emirate of Ras Al Khaimah.		**مياه العواصف:** يجب على المستأجر، على نفقته الخاصة، تصريف مياه الأمطار من قطعة الأرض، وفقًا للإجراءات المعمول بها في إمارة رأس الخيمة.

SCHEDULE 4	ملحق 4
PLOT DESCRIPTION AND AFFECTION PLAN	وصف قطعة الأرض والخطة الرئيسية
Site Description	وصف الموقع


SITE PLAN
SITE LAYOUT PLAN
1 SECTION-ELEVATION CC
scale:1/300
3 HANGAR STRUCTURE ISOMETRIC VIEW
2 SITE DISTRIBUTION PLAN LAYOUT
scale:1/300
4 KEY PLAN
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APPROVALS & COMMENTS
IMPORTANT NOTES
KEY PLAN
damesk Architects
ZEDN INDUSTRIES
ZEDN RECYCLE FACTORY - CAT 2
FLOOR PLAN

ZEDN INDUSTRIES FZC
License No 8000396
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